                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  Confidential, for Use of the Commission
                                               Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material pursuant to Rule 14a-11(c) or Rule 14a-12

                         STYLING TECHNOLOGY CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                         STYLING TECHNOLOGY CORPORATION

--------------------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                  JUNE 14, 1999

--------------------------------------------------------------------------------


         The Annual Meeting of Stockholders of Styling Technology Corporation, a Delaware corporation (the "Company"), will be held at 9:00 a.m. (local time), on Monday, June 14, 1999, at the Company's corporate headquarters at 7400 East Tierra Buena Lane, Scottsdale, Arizona 85260, for the following purposes:

         1. To elect two directors for a three-year term expiring in 2002.

         2. To approve an amendment to the Company's 1996 Stock Option Plan to increase the number of shares of the Company's Common Stock that may be issued pursuant to the 1996 Stock Option Plan from 750,000 to 1,000,000 shares.

         3. To ratify the appointment of Arthur Andersen LLP as the independent auditors of the Company for the fiscal year ending December 31, 1999.

         4. To transact such other business as may properly come before the meeting or any adjournment thereof.

         The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

         Only stockholders of record at the close of business on April 29, 1999 are entitled to notice of and to vote at the meeting.

         All stockholders are cordially invited to attend the meeting in person. To assure your representation at the meeting, however, you are urged to mark, sign, date, and return the enclosed proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the meeting may vote in person even if he or she previously has returned a proxy.

                                                              Sincerely,



                                                              Michael L. Kaplan
                                                              Secretary


Scottsdale, Arizona
April 30, 1999

                         STYLING TECHNOLOGY CORPORATION
                           7400 EAST TIERRA BUENA LANE
                            SCOTTSDALE, ARIZONA 85260

     ----------------------------------------------------------------------

                                 PROXY STATEMENT

     ----------------------------------------------------------------------

                            VOTING AND OTHER MATTERS

GENERAL

         The enclosed proxy is solicited on behalf of Styling Technology Corporation, a Delaware corporation (the "Company"), by the Company's board of directors (the "Board of Directors") for use at the Annual Meeting of Stockholders to be held at 9:00 a.m. (local time), on Monday, June 14, 1999 (the "Meeting"), or at any adjournment or adjournments thereof, for the purposes set forth in this Proxy Statement and in the accompanying Notice of Annual Meeting of Stockholders. The Meeting will be held at the Company's corporate headquarters at 7400 East Tierra Buena Lane, Scottsdale, Arizona 85260.

         These proxy solicitation materials are being mailed on or about May 7, 1999 to all stockholders entitled to vote at the Meeting.

VOTING SECURITIES AND VOTING RIGHTS

         Stockholders of record at the close of business on April 29, 1999 (the "Record Date") are entitled to notice of and to vote at the Meeting. On the Record Date, there were issued and outstanding 4,067,503 shares of the Company's Common Stock, $0.0001 par value per share (the "Common Stock").

         The presence, in person or by proxy, of the holders of a majority of the total number of outstanding shares of Common Stock constitutes a quorum for the transaction of business at the Meeting. Each stockholder voting at the Meeting, either in person or by proxy, may cast one vote per share of Common Stock held on all matters to be voted on at the Meeting. Assuming that a quorum is present, the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the Meeting and entitled to vote is required (a) to elect directors; (b) to approve the amendment to the 1996 Stock Option Plan (the "1996 Plan") to increase the shares of the Company's Common Stock that may be issued pursuant to the 1996 Plan; and (c) to ratify the appointment of Arthur Andersen LLP as the independent auditors of the Company for the fiscal year ending December 31, 1999.

         Votes cast by proxy or in person at the Meeting will be tabulated by the election inspectors appointed for the Meeting and will determine whether a quorum is present. The election inspectors will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but as unvoted for purposes of determining the approval of any matter submitted to the stockholders for a vote. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter.

VOTING OF PROXIES

         When a proxy is properly executed and returned, the shares it represents will be voted at the Meeting as directed. If no specification is indicated, the shares will be voted (1) "for" the election of the nominees set forth in this Proxy Statement; (2) "for" approval of the amendment to the 1996 Plan to increase the shares of the Company's Common Stock that may be issued pursuant to the 1996 Plan; and (3) for the appointment of Arthur Andersen LLP as the independent auditors of the Company for the fiscal year ending December 31, 1999.

REVOCABILITY OF PROXIES

         Any person giving a proxy may revoke the proxy at any time before its use by delivering to the Company written notice of revocation or a duly executed proxy bearing a later date or by attending the Meeting and voting in person.

SOLICITATION

         The cost of this solicitation will be borne by the Company. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for expenses incurred in forwarding solicitation materials to such beneficial owners. Proxies also may be solicited by certain of the Company's directors and officers, personally or by telephone or telegram, without additional compensation.

ANNUAL REPORT AND OTHER MATTERS

         The 1998 Annual Report to Stockholders, which was mailed to stockholders with or preceding this Proxy Statement, contains financial and other information about the activities of the Company, but is not incorporated into this Proxy Statement and is not to be considered a part of these proxy soliciting materials. The information contained in the "Compensation Committee Report on Executive Compensation" below and "Performance Graph" below shall not be deemed "filed" with the Securities and Exchange Commission (the "SEC") or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

         THE COMPANY WILL PROVIDE, UPON WRITTEN REQUEST, WITHOUT CHARGE TO EACH STOCKHOLDER OF RECORD AS OF THE RECORD DATE, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1998 AS FILED WITH THE SEC. ANY EXHIBITS LISTED IN THE FORM 10-K REPORT ALSO WILL BE FURNISHED UPON REQUEST AT THE ACTUAL EXPENSE INCURRED BY THE COMPANY IN FURNISHING SUCH EXHIBIT. ANY SUCH REQUESTS SHOULD BE DIRECTED TO THE COMPANY'S SECRETARY AT THE COMPANY'S EXECUTIVE OFFICES AS SET FORTH IN THIS PROXY STATEMENT.

                           PROPOSAL TO ELECT DIRECTORS

NOMINEES

         The Company's First Amended and Restated Certificate of Incorporation provides that the number of directors shall be fixed from time to time by resolution of the Board of Directors. Presently, the number of directors is fixed at six, and that number is divided into three classes, with one class standing for election each year for three-year terms. The Board of Directors has nominated James A. Brooks and Sylvan Schefler for re-election at the Meeting as Class I directors for three-year terms expiring in 2002 or until their respective successors are elected and qualified. Unless otherwise instructed, the proxy holders will vote the proxies received by them for Messrs. Brooks and Schefler. In the event that either nominee is unable or declines to serve as a director at the time of the Meeting, the proxies will be voted for such substitute nominee as may be selected by the current Board of Directors. The Board of Directors has no reason to believe that either of the nominees will be unable or will decline to serve as a director.

         The Board of Directors recommends a vote "FOR" the nominees named herein.

         The following table sets forth certain information regarding the directors of the Company:

               NAME                     AGE                         POSITION                         TERM EXPIRES
               ----                     ---                         --------                         ------------
Sam L. Leopold                           45      Chairman of the Board, President, and Chief
                                                   Executive Officer(4)                                  2001
Richard R. Ross                          32      Executive Vice President, Chief Financial
                                                   Officer, Treasurer, and Director                      2001
James A. Brooks                          68      Director(1)(4)                                          1999
Peter W. Burg                            43      Director(2)(3)(5)                                       2000
Michael H. Feinstein                     62      Director(1)(2)(3)(5)                                    2000
Sylvan Schefler                          61      Director                                                1999

(1)      Member of the Audit Committee.
(2)      Member of the Compensation Committee.
(3)      Member of the Senior Committee.
(4)      Member of the Employee Committee.
(5)      Member of the Nominating Committee.

         Sam L. Leopold, a founder of the Company, has served as Chairman of the Board and Chief Executive Officer of the Company since the Company's incorporation in June 1995 and as President of the Company since February 1998. Mr. Leopold previously owned and served as President and Chairman of Beauty Boutique International, which was founded in 1990 and operated three retail beauty salons in Arizona. From 1986 to 1991, Mr. Leopold served as Executive Vice President of Consumer Beauty Supply, Inc. (dba Beauty Express), a mall-based retail chain of beauty supply salons. During that time, Mr. Leopold was responsible for day-to-day operations and oversaw the growth and development of Beauty Express from fewer than 20 retail salons to more than 50 retail salons. From 1989 to 1991, Mr. Leopold served as President of Avanti International, Inc. and developed a line of hair care products.

         Richard R. Ross has served as Chief Financial Officer and Treasurer of the Company since April 1997 and as Executive Vice President and a director of the Company since May 1998. Mr. Ross served in the audit and business advisory group of Arthur Andersen LLP from June 1989 to April 1997, most recently in the position of Manager. In his capacity at Arthur Andersen LLP, Mr. Ross worked with the Company from its inception in June 1995, as well as with other acquisition-oriented public companies, until joining the Company in April 1997. Mr. Ross is a certified public accountant.

         James A. Brooks has served as a director of the Company since September 1996. Mr. Brooks has been President of Signe Inc., a management consulting firm for major consumer product companies and a variety of salon industry companies, since founding that company in December 1984. Mr. Brooks served as Senior Vice President of Sales and Marketing of Lamaur, Inc. from 1983 to 1984, at that time a publicly traded company listed on the New York Stock Exchange and a leading domestic producer and marketer of a broad range of hair care products. Mr. Brooks served as Senior Vice President of Sales and Marketing of Redken Laboratories, Inc. from 1977 to 1983.

         Peter W. Burg has served as a director of the Company since February 1997. Mr. Burg has been a director and shareholder in the law firm of Burg Simpson Eldredge Hersh & Houliston, P.C. (and its predecessor Burg & Aspinwall, P.C.) since October 1984.

         Michael H. Feinstein has served as a director of the Company since June 1997. Mr. Feinstein has served as President and Chief Executive Officer of Automated Solutions, Inc., a privately held Arizona company, since July 1998. Mr. Feinstein also serves as a director of Automated Solutions, Inc. Mr. Feinstein served as a consultant to Samoth Capital Corporation, a publicly owned real estate company, from April 1998 to July 1998.

Mr. Feinstein served as Senior Vice President and Chief Financial Officer of Monaco Finance, Inc., a publicly held specialty finance company, from July 1995 to April 1998. From September 1993 to July 1995, Mr. Feinstein served initially as Executive Vice President and subsequently as acting President and Chief Executive Officer of American Southwest Financial Corporation, which engages in the securitization and administration of mortgage-backed bonds and certificates. From January 1983 through September 1993, Mr. Feinstein served in various senior management positions, including, at different times, Chief Financial Officer, Treasurer, Chief Operating Officer, and Executive and Senior Vice President of Asset Investors Corporation, a New York Stock Exchange-listed REIT, and MDC Holdings Inc., a New York Stock Exchange-listed national homebuilder. Prior to 1983, Mr. Feinstein was a partner in the public accounting firm now known as Deloitte & Touche.

         Sylvan Schefler has served as a director of the Company since November 1996. Mr. Schefler has been Chairman of Maxima Group, LLC, a merchant banking firm, since September 1997, and a partner of Crystal Asset Management Group, Ltd., a merchant banking firm, since 1990. Mr. Schefler served as Vice Chairman of Prime Charter Ltd., an investment banking firm and one of the representatives of the underwriters of the Company's initial public offering, from 1995 to April 1997. Mr. Schefler served as Chairman of the Investment Banking Division and as a member of the Executive Committee of Prime Charter Ltd. from September 1994 to April 1997. Mr. Schefler previously served in various capacities with Drexel Burnham Lambert Incorporated for over 30 years, including as a member of its Executive Committee and Board of Directors. Mr. Schefler has served as a director of GSE Systems, Inc., a supplier of software systems for manufacturing industries, since August 1995.

         The Company has agreed that, for a period of three years from its initial public offering in November 1996, the representatives of the underwriters of the Company's initial public offering (the "Representatives") will have the right to send a representative to observe each meeting of the Company's Board of Directors, or in lieu of such observer, the Representatives may elect to require the Company to use its best efforts to elect Sylvan Schefler, formerly Vice Chairman of Prime Charter Ltd., or another mutually acceptable designee, to the Company's Board of Directors for such three-year period. As a result of this agreement, Mr. Schefler serves as a member of the Company's Board of Directors.

         Directors hold office until their successors have been elected and qualified. Officers serve at the pleasure of the Board of Directors. There are no family relationships among any of the directors or officers of the Company.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         The Company's bylaws authorize the Board of Directors to appoint among its members one or more committees consisting of one or more directors. The Board of Directors has appointed the following standing committees: a Compensation Committee, a Senior Committee, an Employee Committee, an Audit Committee, and a Nominating Committee. The Compensation Committee reviews and acts on matters relating to compensation levels and benefit plans for key executives of the Company. The Senior Committee, which must consist of two or more non-employee directors, administers the 1996 Stock Option Plan with respect to executive officers and directors. The Employee Committee administers the 1996 Stock Option Plan with respect to employees. The Audit Committee reviews the annual financial statements and significant accounting issues and the scope of the audit with the Company's independent auditors and is available to discuss with the auditors any other audit-related matters that may arise during the year. The Nominating Committee reviews credentials of existing and prospective directors and selects classes of directors.

         The Board of Directors of the Company held a total of nine meetings during the fiscal year ended December 31, 1998. No director attended fewer than 75% of the aggregate of (i) the total number of meetings of the Board of Directors, and (ii) the total number of meetings held by all committees of which such director was a member.

DIRECTOR COMPENSATION AND OTHER INFORMATION

         Officers of the Company receive no additional compensation for serving on the Board of Directors. The Company pays each non-employee director an annual retainer of $5,000 plus a fee of $1,500 for each meeting of the Board of Directors attended in person. Directors also receive $500 for each meeting of a committee of the Board of Directors attended. Under the terms of the Company's 1996 Stock Option Plan, non-employee directors receive stock options to purchase 5,000 shares upon their initial election to the Board of Directors and options to purchase 2,500 shares at the meeting of the Board of Directors held immediately after the annual meeting of stockholders. Accordingly, each of Messrs. Brooks, Burg, Schefler, and Feinstein received options to purchase 2,500 shares of Common Stock at an exercise price equal to $24.00 per share immediately following the Company's annual meeting of stockholders in May 1998. In addition, each of Messrs. Brooks, Burg, Feinstein, and Schefler will receive an automatic grant of options to purchase 2,500 shares of Common Stock at the time of the Board of Directors meeting immediately following the Meeting.

                        COMPLIANCE WITH SECTION 16 OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Exchange Act requires the Company's directors, officers, and persons who own more than 10% of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the SEC. Officers, directors, and greater than 10% stockholders are required by SEC regulations to furnish the Company with copies of all
Section 16(a) forms they file.

         Based solely on the Company's review of the copies of such forms received by it during the fiscal year ended December 31, 1998, and written representations that no other reports were required, the Company believes that each person who, at any time during such fiscal year, was a director, officer, or beneficial owner of more than 10% of the Company's Common Stock complied with all Section 16(a) filing requirements during such fiscal year or prior fiscal years, except that James Henrietta, a former officer of the Company and Mr. Montrose each filed one late Form 3, and Mr. Burg filed two late Forms 4 covering two transactions.

EXECUTIVE COMPENSATION

         The following table sets forth the total compensation received for services rendered in all capacities to the Company for the fiscal years ended December 31, 1996, 1997, and 1998 by the Company's Chief Executive Officer and its other most highly compensated officer whose aggregate cash compensation exceeded $100,000 (the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                                                          LONG-TERM
                                                                                         COMPENSATION
                                                                                      -------------------
                                                                                            AWARDS
                                                                                      -------------------
                                                                                          SECURITIES
                                                          ANNUAL COMPENSATION             UNDERLYING          ALL OTHER
                                                          -------------------
                                                                                            OPTIONS          COMPENSATION
NAME AND PRINCIPAL POSITION (1)              YEAR      SALARY($)(2)       BONUS($)           (#)(3)             ($)(4)
-------------------------------              ----      ------------       --------           ------             ------
Sam L. Leopold                               1998       $200,000          $280,000         325,000(5)            $3,750
   Chairman of the Board,                    1997       $150,000                --         200,000                   --
   Chief Executive Officer,                  1996        $16,538(6)             --           --                      --
   and President

Richard R. Ross(4)                           1998       $150,000          $122,500         125,000(7)            $1,563
   Executive Vice President,                 1997       $ 86,667                --          79,530                   --
   Chief Financial Officer,
   Treasurer, and Director

(1) The Company considers Sam L. Leopold, Richard R. Ross, N. Bruce Cowgill, Michael L. Kaplan, and J. Timothy Montrose to be its executive officers. Messrs. Cowgill and Kaplan began their employment with the Company during fiscal 1998. The cash compensation for Messrs. Cowgill, Kaplan, and Montrose did not exceed $100,000 during fiscal 1998.

(2) Other annual compensation did not exceed 10% of the total salary and bonus for any of the Named Executive Officers. (3) The exercise prices of all stock options granted were equal to the fair market value of the Company's Common Stock on the date of grant.

(4) Amounts shown for fiscal 1998 represent matching contributions made by the Company to the Company's 401(k) Plan.

(5) Includes 125,000 options that were cancelled in December 1998. See "Executive Compensation - Option Repricings."

(6) Includes $16,538 in salary earned by Mr. Leopold in fiscal 1996 but deferred to fiscal 1997.

(7) Includes 50,000 options that were cancelled in December 1998. See "Executive Compensation - Option Repricings."

OPTION GRANTS

         The following table sets forth certain information regarding options granted to the Named Executive Officers during the fiscal year ended December 31, 1998.

                        OPTION GRANTS IN LAST FISCAL YEAR

                                                 INDIVIDUAL GRANTS
                           ---------------------------------------------------------------      POTENTIAL REALIZABLE
                                                   %                                              VALUE AT ASSUMED
                              NUMBER OF         OF TOTAL                                       ANNUAL RATES OF STOCK
                             SECURITIES         OPTIONS                                        PRICE APPRECIATION FOR
                             UNDERLYING        GRANTED TO       EXERCISE                           OPTION TERM (2)
                               OPTIONS        EMPLOYEES IN       PRICE       EXPIRATION        ----------------------
NAME                        GRANTED(#)(1)      FISCAL YEAR       ($/SH)         DATE            5%($)        10%($)
----                        -------------      -----------       ------         ----            -----        ------
Sam L. Leopold........          125,000(3)        18.1%          $15.875       1/29/08(3)    $1,247,963    $3,162,583
                                 75,000           10.9%          $12.375        9/4/08         $585,693    $1,479,192
                                125,000           18.1%           $9.750       1/29/08         $766,465    $1,942,374
Richard R. Ross.......           50,000(3)         7.3%          $15.875       1/29/08(3)      $499,185    $1,265,033
                                 25,000            3.6%          $12.375        9/4/08         $194,564      $493,064
                                 50,000            7.3%           $9.750       1/29/08         $306,586      $776,949

(1) The options were granted at the fair market value of the shares on the date of grant and have 10-year terms. One-third of the options vest and became exercisable on each of the first, second, and third anniversaries of the date of grant.
(2) Calculated from a base price equal to the exercise price of each option, which was the fair market value of the Common Stock on the date of grant. Potential gains are net of the exercise price, but before taxes associated with the exercise. Amounts represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. The assumed 5% and 10% rates of stock price appreciation are provided in accordance with the rules of the SEC and do not represent the Company's estimate or projection of the future price of the Company's Common Stock. Actual gains, if any, on stock option exercises will depend upon the future market prices of the Company's Common Stock.
(3) These options were cancelled in December 1998. See "Executive Compensation - Option Repricings."

OPTION EXERCISES AND HOLDINGS

         The following table represents information on options exercised in the last fiscal year by the Company's Named Executive Officers, and the value of each such officer's unexercised options at December 31, 1998.

                         AGGREGATED OPTION EXERCISES IN
                              LAST FISCAL YEAR AND
                         FISCAL YEAR-ENDED OPTION VALUES

                                                         NUMBER OF SECURITIES           VALUE OF UNEXERCISED
                                                        UNDERLYING UNEXERCISED          IN-THE-MONEY OPTIONS
                         SHARES          VALUE        OPTIONS AT FISCAL YEAR-END         AT FISCAL YEAR-END
                      ACQUIRED ON      REALIZED       ---------------------------   ----------------------------
NAME                  EXERCISE (#)      ($)(2)        EXERCISABLE   UNEXERCISABLE   EXERCISABLE    UNEXERCISABLE
----                  ------------      ------        -----------   -------------   -----------    -------------
Sam L. Leopold......         --             --          233,334        166,666          $--             $--
Richard R. Ross.....      5,000        $66,250           69,386         80,144          $--             $--

(1) Calculated based on the market price at exercise multiplied by the number of options exercised less the total exercise price of the options exercised.

(2) The exercise prices of all options held by the Named Executive Officers are greater than or equal to the closing sales price of the Common Stock as quoted on the Nasdaq National Market on December 31, 1998 of $9.25 per share.

OPTION REPRICINGS

         The following table sets forth certain information with respect to the cancellation of outstanding stock options held by and the grant of replacement options to the Company's executive officers during fiscal 1998. The Company has not repriced any other options held by any of the Company's other executive officers since November 21, 1996, the date on which the Company's Common Stock became registered under Section 12 of the Exchange Act as a result of the Company's initial public offering. See "Compensation Committee Report on Executive Compensation - Stock Option Grants."

                           TEN-YEAR OPTION REPRICINGS

                                             NUMBER OF        MARKET                                     LENGTH OF
                                             SECURITIES      PRICE OF      EXERCISE                       ORIGINAL
                                             UNDERLYING      STOCK AT      PRICE AT                     OPTION TERM
                                              OPTIONS        TIME OF       TIME OF                      REMAINING AT
                                            REPRICED OR    REPRICING OR  REPRICING OR                     DATE OF
     NAME AND PRINCIPAL                       AMENDED       AMENDMENT     AMENDMENT     NEW EXERCISE    REPRICING OR
         POSITION                DATE           (#)            ($)           ($)         PRICE($)        AMENDMENT
         ---------               -----          ----           ----          ----        ---------       ---------
Sam L. Leopold............     12/14/98       125,000        $9.750       $15.875          $9.750      9 yrs., 2 mos.
Richard R. Ross...........     12/14/98        50,000        $9.750       $15.875          $9.750      9 yrs., 2 mos.
N. Bruce Cowgill, Executive
  Vice President -             12/14/98        50,000        $9.750       $12.375          $9.750      9 yrs., 9 mos.
Operations................
Michael L. Kaplan, Executive
  Vice President, General
  Counsel, and Secretary..     12/14/98        12,500        $9.750       $12.375          $9.750      9 yrs., 9 mos.
J. Timothy Montrose, Chief
   Accounting Officer.....     12/14/98         5,000        $9.750       $15.875          $9.750      9 yrs., 2 mos.

EMPLOYMENT AGREEMENTS

         The Company's employment agreement with Mr. Leopold provides for Mr. Leopold to serve as Chairman of the Board and Chief Executive Officer of the Company through September 2001. Mr. Leopold received a base salary of $200,000 for 1998 and will receive a base salary of $250,000 per annum for the remainder of the term of his employment agreement.

401(k) PROFIT SHARING PLAN

         In April 1998, the Company established a defined contribution plan (the "401(k) Plan") that qualifies as a cash or deferred profit sharing plan under Sections 401(a) and 401(k) of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"). Under the 401(k) Plan, participating employees may defer from 1% to 20% of their pre-tax compensation, subject to the maximum allowed under the Internal Revenue Code. The Company will contribute $.50 for each dollar contributed by the employee, up to a maximum contribution of 5% of the employee's contribution. In addition, the 401(k) Plan provides that the Company may make an employer profit sharing contribution in such amounts as may be determined by the Board of Directors. The Company's matching contribution vests 25% each year the employee remains in service, and employees will be fully vested after four years of service. If the employee terminates service to the Company, any unvested portion of the Company's matching contribution will remain in the 401(k) plan.

1996 STOCK OPTION PLAN

         The Company's 1996 Stock Option Plan provides for the granting of stock options and other awards to key personnel, including officers and directors, as well as consultants and independent contractors who provide valuable services to the Company. A maximum of 750,000 shares of Common Stock currently may be issued under the 1996 Plan. The Board of Directors has amended the 1996 Plan to increase the number of shares authorized for issuance from 750,000 to 1,000,000 shares, subject to stockholder approval at the Meeting. See "Proposal to Amend the Company's 1996 Stock Option Plan."

1998 EMPLOYEE STOCK OPTION PLAN

GENERAL

         The purpose of the 1998 Employee Stock Option Plan (the "1998 Plan") is to further the interests of the Company and it stockholders by encouraging employees associated with the Company to acquire shares of the Company's Common Stock, thereby acquiring a proprietary interest in its business and an increased personal interest in its continued success and progress. The 1998 Plan provides for the grant of nonqualified options to acquire Common Stock of the Company. The 1998 Plan is not intended to be the exclusive means by which the Company may issue options or warrants to acquire its Common Stock. To the extent permitted by applicable law and the rules and regulations of the Nasdaq National Market, the Company may issue any other options, warrants, or awards other than pursuant to the 1998 Plan without stockholder approval.

SHARES SUBJECT TO THE PLAN

         A maximum of 150,000 shares of Common Stock of the Company may be issued under the 1998 Plan. If any option expires or terminates without having been exercised in full, stock not issued under such option will again be available for the purposes of the 1998 Plan. If shares of stock are used to pay for the exercise price, those shares will be added to the shares available under the 1998 Plan. If any change is made in the stock subject to the 1998 Plan or subject to any option granted under the 1998 Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, split-up, combination of shares, exchange of shares, change in corporate structure, or otherwise), the 1998 Plan provides that appropriate adjustments will be made as to the maximum number of shares subject to the 1998 Plan and the number of shares and exercise price per share of stock subject to outstanding options. As of April 29, 1999, no shares of Common Stock have been issued upon exercise of options granted under the 1998 Plan, 74,750 options were outstanding under the 1998 Plan, and an additional 75,250 options remained available for grant under the 1998 Plan.

ELIGIBILITY AND ADMINISTRATION

         Options may be granted pursuant to the 1998 Plan only to persons who at the time of grant are employees of or consultants to the Company. Any executive officer (as that term is defined in Rule 16a-1(f) under the Exchange Act) or director of the Company and all persons who own 10 percent or more of the Company's issued and outstanding stock are not eligible to receive options under the 1998 Plan.

         The Board of Directors administers the 1998 Plan, except that the Board of Directors may delegate its power to administer the 1998 Plan (including the power to amend the 1998 Plan) to a committee appointed by the Board of Directors consisting of one or more persons who are members of the Board of Directors. The plan administrator determines (i) which of the eligible persons will be granted options; (ii) the number of shares to be covered by each grant; (iii) the time or times at which each such option is to become exercisable; and (iv) the maximum term for which the option is to be outstanding.

TERMS AND CONDITIONS OF OPTIONS; EXERCISE PRICES; EXERCISE OF OPTIONS

         The plan administrator will determine the expiration date, vesting conditions, maximum number of shares purchasable, and the other provisions of the options at the time of grant. No option may be granted for a term in excess of 10 years. Options will vest and become exercisable in whole or in one or more installments at such time as may be determined by the plan administrator upon the grant of the options. All outstanding options under the 1998 Plan will automatically terminate upon completion of a merger or consolidation in which the Company is not the surviving corporation. Although the plan administrator will determine the exercise prices of the options at the time of grant, the exercise price of all options granted under the 1998 Plan may not be less than 100 percent of the fair market value of the Common Stock on the date of the grant.

         To exercise an option, the optionholder will be required to provide the Company written notice of his or her election to exercise the option, and deliver to the Company full payment of the exercise price for the shares as to which the option is being exercised. Generally, options can be exercised by delivery of cash, check, or shares of Common Stock of the Company.

TRANSFERABILITY OF OPTIONS; TERMINATION OF EMPLOYMENT OR SERVICES

         Except as otherwise allowed by the plan administrator, options granted under the 1998 Plan are nontransferable other than by will or by the laws of descent and distribution upon the death of the holder and, during the lifetime of the holder, are exercisable only by such holder. If any holder terminates his or her relationship with the Company for reasons other than death or permanent disability (as defined in the Internal Revenue Code), the holder will have one month to exercise some or all of the options that the holder was entitled to exercise on the date of the termination of his or her relationship with the Company, but in no event after the option's stated expiration date. If the Company terminates a holder's relationship with the Company under certain conditions, the holder will be unable to exercise such options.

         In the event of the death of the holder, the holder's successors may exercise the holder's options within the earlier of three months from his or her death or the stated expiration date of his or her options. If a holder terminates his or her relationship with the Company due to permanent disability (as defined in the Internal Revenue Code), he or she shall have 12 months from the date of termination of service to exercise options that he or she was entitled to exercise on the date of the termination of his or her relationship with the Company due to permanent disability, but in no event after the options expire.

DURATION AND MODIFICATION

         The 1998 Plan will remain in effect until May 4, 2008. The Board of Directors of the Company may, without action on the part of the Company's stockholders, amend, change, or add to the 1998 Plan from time to time as it deems necessary or appropriate and in the best interests of the Company. The Board of Directors may not, without the consent of the holders of options, take any action which adversely affects or impairs (i) the rights of the holders of options, or (ii) any options outstanding under the 1998 Plan.

      SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS, DIRECTORS, AND OFFICERS

         The following table sets forth certain information with respect to beneficial ownership of the Company's Common Stock on April 29, 1999 by (i) each director and each nominee for director; (ii) each Named Executive Officer; (iii) all directors and executive officers of the Company as a group; and (iv) each person known by the Company to be the beneficial owner of more than five percent of the Common Stock.

                                                                                    AMOUNT
                                                                                 BENEFICIALLY
NAME AND ADDRESS OF BENEFICIAL OWNER(1)                                           OWNED(1)(2)              PERCENT
                                                                             ----------------------     --------------
DIRECTORS AND EXECUTIVE OFFICERS:
Sam L. Leopold...........................................................          1,091,185(3)            25.4%
Richard R. Ross..........................................................             69,386(4)             1.7%
N. Bruce Cowgill.........................................................             10,000(4)             *
Michael L. Kaplan........................................................                500                *
J. Timothy Montrose......................................................              3,334(4)             *
James A. Brooks..........................................................              2,500(4)             *
Peter W. Burg............................................................             16,075(5)             *
Michael H. Feinstein.....................................................              7,500(4)             *
Sylvan Schefler..........................................................             26,240(6)             *
Directors and executive officers as a group (nine persons)...............          1,226,720(7)            27.7%

5% STOCKHOLDERS:
Lance Laifer.............................................................            722,800(8)            17.8%
Hilltop Partners, L.P....................................................            363,100(8)             8.9%
Putnam Investments, Inc..................................................            248,963(9)             6.1%
Jon D. Gruber............................................................            248,000(10)            6.1%
J. Patterson McBaine.....................................................            229,300(10)            5.6%
Geoffrey Nixon...........................................................            206,500(11)            5.1%

*        Less than one percent

(1) Except as indicated, and subject to community property laws when applicable, the persons named in the table above have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them. Except as otherwise indicated, each of such persons may be reached through the Company at 7400 East Tierra Buena Lane, Scottsdale, Arizona 85260.

(2) The percentages shown are calculated based upon 4,067,503 shares of Common Stock outstanding April 29, 1999. The numbers and percentages shown include the shares of Common Stock actually owned as of April 29, 1999 and the shares of Common Stock that the person or group had the right to acquire within 60 days of such date. In calculating the percentage of ownership, all shares of Common Stock that the identified person or group had the right to acquire within 60 days of April 29, 1999 upon the exercise of options and warrants are deemed to be outstanding for the purpose of computing the percentage of the shares of Common Stock owned by such person or group, but are not deemed to be outstanding for the purpose of computing the percentage of the shares of Common Stock owned by any other person.

(3) Includes 233,334 shares of Common Stock issuable upon the exercise of stock options.

(4) Represents shares of Common Stock issuable upon the exercise of stock options.

(5) Includes 10,000 shares of Common Stock issuable upon the exercise of stock options.

(6) Includes 10,000 shares of Common Stock issuable upon the exercise of stock options, and 16,240 shares of Common Stock issuable upon the exercise of warrants issued to Mr. Schefler.

(7) Includes 346,054 shares of Common Stock issuable upon the exercise of stock options and 16,240 shares of Common Stock issuable upon the exercise of warrants.

(8) Mr. Laifer, as the President, sole director, and principal stockholder of Laifer Capital Management, Inc., may be deemed to be the beneficial owner of 363,100 shares of Common Stock beneficially owned by Laifer Capital Management, Inc. in its capacity as General Partner and Investment Advisor to Hilltop Partners, L.P., and 359,700 shares of Common Stock beneficially owned by Laifer Capital Management, Inc. in its capacity as Investment Advisor to various other clients. These clients include (i) various Wolfson family entitles, and (ii) Hilltop Offshore Limited. Laifer Capital Management, Inc. has sole voting and dispositive power with respect to the 363,100 shares of Common Stock beneficially owned by Hilltop Partners, L.P. Laifer Capital Management, Inc. also has sole voting and dispositive power with respect to 49,200 shares of Common Stock owned by Hilltop Offshore Limited and shared voting and dispositive power with respect to 310,500 shares of Common Stock beneficially owned by the various Wolfson family entities. The address of Mr. Laifer and Hilltop Partners, L.P. is 45 West 45th Street, New York, NY 10036. Beneficial ownership information is based upon a Schedule 13D/A filed with the SEC dated as of January 8, 1999.

(9) Represents shares of Common Stock beneficially owned by Putnam Investments, Inc. ("PI"), a wholly owned subsidiary of Marsh & McLennan Companies, Inc. ("M&MC"), each of which is a registered investment adviser. All of such shares are beneficially owned by subsidiaries of PI that are registered investment advisers. PI has shared dispositive power with respect to all of such shares, and shared voting power with respect to 10,263 of such shares. PI and M&MC disclaim beneficial ownership of such shares, and disclaim any power to vote or dispose of such shares. PI's principal address is One Post Office Square, Boston, Massachusetts, 02109. Beneficial ownership information is based upon a
         Schedule 13G filed with the SEC dated as of February 11, 1999.

(10) Represents shares of Common Stock beneficially owned by Jon D. Gruber and J. Patterson McBaine in their capacities as the sole directors and executive officers of Gruber and McBaine Capital Management and various other entities controlled by Messrs. Gruber and McBaine. Mr. Gruber has shared voting power and shared dispositive power with respect to 217,300 of such shares, and sole voting power and sole dispositive power with respect to 30,700 of such shares. Mr. McBaine has shared voting power and shared dispositive power with respect to 217,300 of such shares, and sole voting power and sole dispositive power with respect to 12,000 of such shares. The principal address of Messrs. Gruber and McBaine is 50 Osgood Place, Penthouse, San Francisco, California, 94133. Beneficial ownership information is based upon a
         Schedule 13G filed with the SEC dated as of December 9, 1997.

(11) Represents 206,500 shares of Common Stock beneficially owned by Geoffrey Nixon and various entities over which MCM Associates, Ltd. ("MCM") has sole investment discretion. Mr. Nixon is the sole shareholder, director, and officer of MCM. Mr. Nixon, through joint ownership with his wife, and MCM, as sole investment manager, have sole voting power and sole dispositive power over the shares indicated. Mr. Nixon's principal business address is 11 West 42nd Street, 19th Floor, New York, New York 10036. Beneficial ownership information is based upon a Schedule 13G filed with the SEC dated as of January 29, 1999.

             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

OVERVIEW AND PHILOSOPHY

         The Company's Board of Directors has appointed a Compensation Committee consisting of two non-employee directors. Decisions on compensation of the Company's executives generally are made by the Compensation Committee. Performance evaluation and compensation decisions relating to 1998 were made by the Compensation Committee. The Compensation Committee makes every effort to ensure that the compensation plan is consistent with the Company's values and is aligned with the Company's business strategy and goals.

         The Company's compensation program for executive officers consists primarily of base salary, bonus, and long-term incentives in the form of stock options. Executives also participate in various other benefit plans, which generally are available to all employees of the Company.

         The Company's philosophy is to pay base salaries to executives at levels that enable the Company to attract, motivate, and retain highly qualified executives. The bonus program is designed to reward individuals for performance based on the Company's financial results as well as the achievement of personal and corporate objectives that contribute to the long-term success of the Company in building stockholder value.

         The Company follows a subjective and flexible approach rather than an objective or formula approach to compensation. Various factors (as discussed below) receive consideration without any particular weighting or emphasis on any one factor. In establishing compensation for the year ended December 31, 1998, the Committee took into account, among other things, compensation levels for executive officers employed by companies of similar size in similar industries.

BASE SALARY AND ANNUAL INCENTIVES

         Base salaries for executive positions are established relative to the Company's financial performance and comparable positions in similarly sized companies. From time to time, the Committee may use competitive surveys and outside consultants to help determine the relative competitive pay levels. The Committee targets base pay at the level required to attract and retain highly qualified executives. In determining salaries, the Committee also will take into account individual experience and performance, salary levels relative to other positions with the Company, and specific needs particular to the Company.

         Annual incentive awards are based on the Company's financial performance and the efforts of its executives. Performance is measured based on profitability and revenue and the successful achievement of functional and personal goals. During the fiscal year ended December 31, 1998, the Committee issued cash bonuses of $280,000 to Mr. Leopold, and $122,500 to Mr. Ross.

STOCK OPTION GRANTS

         The Company strongly believes in tying executive rewards directly to the long-term success of the Company and increases in stockholder value through grants of executive stock options. Stock option grants also will enable executives to develop and maintain a significant stock ownership position in the Company's Common Stock. The amount of options granted takes into account options previously granted to an individual.

         During 1998, the Board of Directors granted options to acquire 357,500 shares of Common Stock to certain key employees of the Company. These option grants included options to acquire 125,000, 50,000, and 5,000 shares of Common Stock to Messrs. Leopold, Ross, and Montrose, respectively, at an exercise price of $15.875 per share, as well as options to acquire 50,000 and 12,500 shares of Common Stock to Messrs. Cowgill and Kaplan, respectively, at an exercise price of $12.375 per share. In December 1998, the Board of Directors authorized the cancellation and regrant of these options. The exercise price for the replacement options was fixed at $9.75 per share, which was the market price of the Company's Common Stock at the time of the new grant. Stock options granted to employees under the Company's stock option plans are intended to provide incentives to the employees to work to achieve long-term success for the Company. The decline in the market price of the Company's Common Stock following the respective grant dates frustrated the purpose of the options, and the Board of Directors deemed it to be in the best interest of the Company to cancel the original options to these key employees and grant them replacement options with an exercise price equal to market price at the time of the new grant. The Committee did not modify the vesting period of the repriced options. See the table included under "Executive Compensation - Option Repricings" for further information on the option repricings.

OTHER BENEFITS

         Executive officers are eligible to participate in benefit programs designed for all full-time employees of the Company.

COMPENSATION OF CHIEF EXECUTIVE OFFICER

         The Committee uses the same factors and criteria described above in making compensation decisions regarding the Chief Executive Officer. Mr. Leopold is compensated pursuant to the employment agreement described under "Executive Compensation - Employment Agreements." During the fiscal year ended December 31, 1998, Mr. Leopold's base pay was $200,000 and the Committee issued to Mr. Leopold a cash bonus of $280,000. See the table under "Executive Compensation - Option Grants" for information regarding options granted to Mr. Leopold in fiscal 1998.

DEDUCTIBILITY OF EXECUTIVE COMPENSATION

         The Internal Revenue Code currently limits the deductibility for federal income tax purposes of compensation paid to the Company's five most highly compensated executive officers. The Company may deduct certain types of compensation paid to any of these individuals only to the extent that such compensation during any fiscal year does not exceed $1.0 million. The Company does not believe that its compensation arrangements with any of its executive officers will exceed the limits on deductibility during its current fiscal year.

         This report has been furnished by the members of the Compensation Committee of the Board of Directors of the Company.

                                  Peter S. Burg
                              Michael H. Feinstein

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         During the fiscal year ended December 31, 1998, the Company's Compensation Committee consisted of Peter S. Burg and Michael H. Feinstein, currently directors of the Company. Neither of those individuals had any contractual or other relationships with the Company during 1998 except as directors.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Mr. Burg, a member of the Company's Board of Directors, is a partner of Burg Simpson Eldredge Hersh & Houliston, P.C., attorneys at law, who provided legal services to the Company during fiscal 1998. The Company believes that these services were provided on terms no less favorable to the Company than could have been obtained from an unrelated firm.

                                PERFORMANCE GRAPH

         The following line graph compares cumulative total stockholder returns for (i) the Company's Common Stock; (ii) the Standard & Poor's Small Cap 600 Index (the "Index"); and (iii) a peer group consisting of the following four companies in the personal care industry: Advanced Polymer Systems, Inc.; Carson, Inc.; Regis Corporation; and The Stephan Co. (the "Peer Group"). The graph assumes (a) an investment of $100 in each of the Company's Common Stock and the Peer Group on November 21, 1996, the date on which the Company's Common Stock became registered under Section 12 of the Exchange Act as a result of the Company's initial public offering, and (b) an investment in the Index of $100 on October 31, 1996. The graph covers the period from November 21, 1996 through the fiscal year ended December 31, 1998.

         The calculation of cumulative stockholder return on the Company's Common Stock does not include reinvestment of dividends because the Company did not pay dividends during the measurement period. The performance shown is not necessarily indicative of future performance.

                                     Cumulative Total Return
                                   -----------------------------
                                   11/21/96  12/96  12/97  12/98
Styling Technology Corporation        100     106    167     95
Peer Group                            100      75     93    127
S&P SmallCap 600                      100     106    134    137

             PROPOSAL TO AMEND THE COMPANY'S 1996 STOCK OPTION PLAN

         The Board of Directors has approved a proposal to amend the Company's 1996 Stock Option Plan, subject to approval by the Company's stockholders. The full text of the 1996 Plan, as amended, is included as "Appendix A" to this proxy statement.

         The 1996 Plan is intended to promote the interests of the Company by providing key employees, members of the Board of Directors, consultants, and independent contractors who provide valuable services to the Company with the opportunity to acquire, or otherwise increase, their proprietary interests in the Company as an incentive to remain in service to the Company. Presently, a total of 750,000 shares of Common Stock may be issued under the 1996 Plan. As of April 19, 1999, an aggregate of 17,800 shares of Common Stock had been issued upon exercise of options granted under the 1996 Plan and there were 720,564 options outstanding under the 1996 Plan. At that time, the directors determined that an increase was necessary to provide a sufficient number of shares to enable the Company to continue to attract, retain, and motivate key personnel by making additional grants under the 1996 Plan. Accordingly, on that date the Board of Directors amended the 1996 Plan to increase the number of shares of Common Stock that may be issued pursuant to the 1996 Plan from 750,000 to 1,000,000 shares. The Board of Directors recommends a vote "FOR" the proposed amendment to the 1996 Plan.

GENERAL TERMS OF THE 1996 PLAN

         The 1996 Plan is divided into the Discretionary Grant Program and the Automatic Option Program. The Discretionary Grant Program provides for the granting of options to acquire Common Stock of the Company ("Options"), the direct granting of the Common Stock of the Company ("Stock Awards"), the granting of stock appreciation rights ("SARs"), or the granting of other cash awards ("Cash Awards") (Stock Awards, SARs, and Cash Awards are collectively referred to herein as "Awards"). Options and Awards under the 1996 Plan may be issued to executives, key employees, and others providing valuable services to the Company and its subsidiaries. The Options issued may be incentive stock options or nonqualified stock options. The Company believes that the Discretionary Grant Program represents an important factor in attracting and retaining executives and other key employees and constitutes a significant part of the compensation program for employees. The Automatic Option Program provides for the automatic grant of Options to acquire the Company's Common Stock ("Automatic Options"). Automatic Options are granted to members of the Company's Board of Directors who are not employed by the Company ("Eligible Directors"). The Company believes that the Automatic Option Program promotes the interests of the Company by providing such directors the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Company and an increased personal interest in its continued success and progress.

         If any change is made in the stock subject to the 1996 Plan, or subject to any Option or SAR granted under the 1996 Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, split-up, combination of shares, exchange of shares, change in corporate structure, or otherwise), the 1996 Plan provides that appropriate adjustments will be made as to the maximum number of shares subject to the 1996 Plan and the number of shares and exercise price per share of stock subject to outstanding Options or Awards. An optionholder will not have any of the rights of a stockholder with respect to optioned shares until such holder exercises the Option.

         The 1996 Plan is not intended to be the exclusive means by which the Company may issue options or warrants to acquire its Common Stock, stock awards, or any other type of award. To the extent permitted by applicable law and Nasdaq requirements, the Company may issue any other options, warrants, or awards other than pursuant to the 1996 Plan without stockholder approval.

ELIGIBILITY AND ADMINISTRATION

         Options and Awards may be granted only to persons ("Eligible Persons") who at the time of grant are either (i) key personnel (including officers and directors) of the Company or subsidiaries of the Company, or (ii) consultants and independent contractors who provide valuable services to the Company or to subsidiaries of the

Company. Options that are incentive stock options may be granted only to key personnel of the Company (and its subsidiaries) who are also employees of the Company (or its subsidiaries).

         The Eligible Persons under the Discretionary Grant Program are divided into two groups, and there is a separate administrator (a "Plan Administrator") for each group. One group consists of Eligible Persons who are executive officers and directors of the Company and all persons who own 10% or more of the Company's issued and outstanding stock. The power to administer the Discretionary Grant Program with respect to those persons may be vested either with the Board of Directors or with a committee comprised of two or more "Non-Employee Directors" (as such term is defined under Rule 16b-3(b)(3)(i) promulgated under the Exchange Act) who are appointed by the Board of Directors (the "Senior Committee"). The Senior Committee, in its sole discretion, may require approval of the Board of Directors for specific grants of Options or Awards under the Discretionary Grant Program. Members of the Senior Committee may participate in the Discretionary Grant Program as permitted by Section 16 rules promulgated under the Exchange Act. The second group consists of Eligible Persons who are not executive officers or directors of the Company and those who do not own 10% or more of the Company's issued and outstanding stock. The power to administer the Discretionary Grant Program with respect to the second group of Eligible Persons may be vested exclusively with the Board of Directors of the Company or with a committee of two or more directors who are appointed by the Board (the "Employee Committee"). Each Plan Administrator will determine (a) which of the Eligible Persons in its group will be granted Options and Awards,
(b) the amount and timing of such grant, and (c) such other terms and conditions as may be imposed by the Plan Administrator consistent with the 1996 Plan.

         To the extent that granted Options are incentive stock options, the terms and conditions of those Options must be consistent with the qualification requirements set forth in the Internal Revenue Code. The maximum number of shares of stock with respect to which Options or SARs may be granted to any employee during the term of the 1996 Plan may not exceed 50% of the shares of stock covered by the 1996 Plan.

EXERCISE OF OPTIONS AND AWARDS

         The expiration date, maximum number of shares purchasable, and the other provisions of Options and Awards, including vesting provisions, are established at the time of grant. Options may be granted for terms of up to 10 years. Options and Awards vest and thereby become exercisable in whole or in one or more installments at such time as may be determined by the Plan Administrator upon the grant of the Options or Awards. However, a Plan Administrator has the discretion to provide for the automatic acceleration of the vesting of any Options or Awards granted under the Discretionary Grant Program in the event of a "Change in Control" (as defined in the 1996 Plan).

         The exercise prices of Options are determined by the Plan Administrator, but if the Option is intended to be an incentive stock option, if may not be less than 100% (110% if the option is granted to a stockholder who at the time the Option is granted owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its subsidiaries) of the fair market value of the Common Stock at the time of the grant.

         Options or Awards granted pursuant to the Discretionary Grant Program may be assigned, encumbered, or otherwise transferred by the optionholder or grantee if specifically allowed by the Plan Administrator upon the grant of such Option or Award. If any optionholder ceases to be in service to the Company for a reason other than death or disability, such optionholder may, within three months after the termination of such employment, exercise some or all of the vested incentive stock options held by such employee. However, termination for cause terminates all Options held by such employee.

         Under the 1996 Plan, Options that are not incentive stock options and that are outstanding at the time an optionholder's service to the Company terminates will remain exercisable for such period of time thereafter as determined by the Plan Administrator at the time of grant of such Options. However, if the optionholder is discharged for cause, all Options held by such optionholder will terminate.

AWARDS

         The Plan Administrators also may grant Awards to Eligible Persons under the 1996 Plan. Awards may be granted in the form of SARs, Stock Awards, or Cash Awards. Through April 29, 1999, no Awards have been granted under the Plan. Awards granted in the form of SARs entitle the recipient to receive a payment equal to the appreciation in market value of stated number of shares of Common Stock from the price stated in the award agreement to the market value of the Common Stock on the date first exercised or surrendered. The Plan Administrators may determine, consistent with the 1996 Plan, such terms, conditions, restrictions, and limitations, if any, on any SARs. Awards granted in the form of Stock Awards entitle the recipient to receive Common Stock directly. Cash Awards entitle the recipient to receive direct payments of cash depending on the market value or the appreciation of the appreciation of the Common Stock or other securities of the Company. The Plan Administrators may determine such other terms, conditions and limitations, if any, on any Awards.

TERMS AND CONDITIONS OF AUTOMATIC OPTIONS

         New non-employee members of the Board of Directors automatically receive an option to acquire 5,000 shares of Common Stock ("Initial Automatic Option") on the date of his or her first appointment or election to the Board of Directors. Each year at the meeting of the Board of Directors held immediately after the Company's annual meeting of stockholders, each non-employee member of the Board of Directors automatically will be granted an option to acquire 2,500 shares of Common Stock ("Annual Automatic Option"). Each Automatic Option will become exercisable and vest on the first anniversary of the applicable grant date. A non-employee member of the Board of Directors is not eligible to receive an Annual Automatic Option if the grant date is within 90 days of such member receiving an Initial Automatic Option. The exercise price per share of Common Stock subject to each Annual Automatic Option and Initial Automatic Option is equal to 100% of the fair market value per share on the applicable date of grant. Cessation of service to the Company terminates any Annual or Initial Automatic Options for shares that were not vested at the time of such cessation.

DURATION AND MODIFICATION

         The 1996 Plan will remain in force until September 2006. The Board of Directors of the Company may amend the 1996 Plan at any time except that, without the approval by the affirmative vote of the holders of a majority of the outstanding shares of Common Stock of the Company, the Board of Directors may not (a) increase the maximum number of shares of Common Stock subject to the 1996 Plan, except in the case of certain organic changes to the Company, (b) reduce the exercise price at which Options may be granted or the exercise price for which any outstanding Option may be exercised, (c) extend the term of the 1996 Plan, (d) change the class of persons eligible to receive Options or Awards under the 1996 Plan, or (e) materially increase the benefits accruing to participants under the 1996 Plan. In addition, the Board may not, without the consent of the optionholder, take any action that disqualifies any Option previously granted under the 1996 Plan for treatment as an incentive stock option or which adversely affects or impairs the rights of the holder of any outstanding Option. Notwithstanding the foregoing, the Board of Directors may amend the 1996 Plan from time to time as it deems necessary in order to meet the requirements of any amendments to the rules under Section 16 of the Exchange Act without the consent of the stockholders of the Company.

FEDERAL INCOME TAX CONSEQUENCES FOR STOCK OPTIONS

         Certain options granted under the 1996 Plan will be intended to qualify as incentive stock options under Section 422 of the Internal Revenue Code. Accordingly, there will be no taxable income to an employee when an incentive stock option is granted to him or her or when that option is exercised. The amount by which the fair market value of the shares at the time of exercise exceeds the option price generally will be treated as an item of preference in computing the alternate minimum taxable income of the optionholder. If an optionholder exercises an incentive stock option and does not dispose of the shares within either two years after the date of the grant of the option or one year after the date the shares were transferred to the optionholder, any gain realized upon disposition will be taxable to the optionholder as a capital gain. If the optionholder does not satisfy the applicable holding periods, however, the difference between the option price and the fair market value of the shares on the date of exercise of the option will be taxed as ordinary income, and the balance of the gain, if any, will be taxed as capital gain. If the shares are disposed of before the expiration of the one-year or two-year periods and the amount realized is less than the fair market value of the shares at the date of exercise, the employee's ordinary income is limited to the amount realized less the option exercise price paid. The Company will be entitled to a tax deduction only to the extent the optionholder has ordinary income upon the sale or other disposition of the shares received when the option was exercised.

         Certain other options issued under the 1996 Plan, including options issued automatically to the non-employee members of the Board of Directors, will be nonqualified options. The income tax consequences of nonqualified options will be governed by the Internal Revenue Code. Under Section 83, the excess of the fair market value of the shares of the Common Stock acquired pursuant to the exercise option over the amount paid for such stock (hereinafter referred to as "Excess Value") must be included in the gross income of the optionholder in the first taxable year in which the Common Stock acquired by the optionholder is not subject to a substantial risk of forfeiture. In calculating Excess Value, fair market value will be determined on the date that the substantial risk of forfeiture expires, unless a Section 83(b) election is made to include the Excess Value in income immediately after the acquisition, in which case fair market value will be determined on the date of the acquisition. Generally, the Company will be entitled to a federal income tax deduction in the same taxable year that the optionholder recognizes income. The Company will be required to withhold income tax with respect to income reportable pursuant to Section 83 by an optionholder. The basis of the shares acquired by an optionholder will be equal to the option price of those shares plus any income recognized pursuant to
Section 83. Subsequent sales of the acquired shares will produce capital gain or loss. Such capital gain or loss will be long term if the stock has been held for one year from the date of the substantial risk of forfeiture lapsed, or, if a
Section 83(b) election is made, one year from the date the shares were acquired.

REASONS FOR AND EFFECT OF THE PROPOSED AMENDMENT

         The Board of Directors believes that the approval of the proposed amendment to the 1996 Plan is necessary to achieve the purposes of the 1996 Plan and to promote the welfare of the Company and its stockholders generally. The Board of Directors believes that the proposed amendment to the 1996 Plan will aid the Company in attracting and retaining directors, officers, and key employees and motivating such persons to exert their best efforts on behalf of the Company. In addition, the Company expects that the proposed amendment will further strengthen the identity of interests of the directors, officers, and key employees with that of the stockholders.

RATIFICATION BY STOCKHOLDERS OF THE AMENDMENT TO THE 1996 PLAN

         Upon approval of the amendment to the Company's 1996 Plan by the stockholders of the Company, the effective date of the amendment will be April 19, 1999. In the event that the amendment to the Company's 1996 Plan is not approved by the stockholders, the 1996 Plan will remain in effect as previously adopted. Any options outstanding under the 1996 Plan prior to the amendment will remain valid and unchanged, except that if the stockholders do not approve the proposed amendment, any options granted in excess of the 750,000 shares originally authorized for issuance under the 1996 Plan will automatically be terminated and of no further force and effect, as though they had never been granted.

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

         The Board of Directors has appointed Arthur Andersen LLP, independent public accountants, to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 1999 and recommends that stockholders vote in favor of the ratification of such appointment. In the event of a negative vote on such ratification, the Board of Directors will reconsider its selection. The Board of Directors anticipate that representatives of Arthur Andersen LLP will be present at the Meeting, will have the opportunity to make a statement if they desire, and will be available to respond to appropriate questions.

                  DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

         Stockholder proposals that are intended to be presented by stockholders at the annual meeting of stockholders of the Company to be held during calendar 2000 must be received by the Company no later than January 7, 2000 to be included in the proxy statement and form of proxy relating to such meeting. Pursuant to Rule 14a-4 under the Exchange Act, the Company intends to retain discretionary authority to vote proxies with respect to stockholder proposals for which the proponent does not seek inclusion of the proposed matter in the Company's proxy statement for the annual meeting to be held during calendar 2000, except in circumstances where (i) the Company receives notice of the proposed matter no later than March 23, 2000, and (ii) the proponent complies with the other requirements set forth in Rule 14a-4.

                                  OTHER MATTERS

         The Company knows of no other matters to be submitted to the Meeting. If any other matters properly come before the Meeting, the persons named in the enclosed proxy card intend to vote the shares they represent as the Board of Directors may recommend.

                                                           Dated: April 30, 1999

                                   APPENDIX A

                         STYLING TECHNOLOGY CORPORATION
                             1996 STOCK OPTION PLAN
                       (AS AMENDED THROUGH APRIL 19, 1999)

                                   ARTICLE I
                                     GENERAL

         1.1      PURPOSE OF PLAN; TERM

                  1.1.1 ADOPTION. On September 19, 1996, the Board of Directors (the "Board") of Styling Technology Corporation (formerly known as Leopold Styling Products, Inc.), a Delaware corporation (the "Company"), adopted a stock option plan to be known as the 1996 Stock Option Plan. On July 3, 1997, the Board adopted a newly Amended and Restated 1996 Stock Option Plan whereby certain technical changes were made. This Amended and Restated Stock Option Plan shall be known as the Styling Technology Corporation 1996 Stock Option Plan (the "Plan").

                  1.1.2 DEFINED TERMS. All initially capitalized terms used hereby shall have the meaning set forth in Article V hereto.

                  1.1.3 GENERAL PURPOSE. The Plan shall be divided into two programs: the Discretionary Grant Program and the Automatic Grant Program.

                        1.1.3.1. DISCRETIONARY GRANT PROGRAM. The purpose of the Discretionary Grant Program is to further the interests of the Company and its stockholders by encouraging key persons associated with the Company (or Parent or Subsidiary Corporations) to acquire shares of the Company's Stock, thereby acquiring a proprietary interest in its business and an increased personal interest in its continued success and progress. Such purpose shall be accomplished by providing for the discretionary granting of options to acquire the Company's Stock ("Discretionary Options"), the direct granting of the Company's Stock ("Stock Awards"), the granting of stock appreciation rights ("SARs"), or the granting of other cash awards ("Cash Awards") (Stock Awards, SARs and Cash Awards shall be collectively referred to herein as "Awards").

                        1.1.3.2. AUTOMATIC GRANT PROGRAM. The purpose of the Automatic Grant Program is to promote the interests of the Company by providing non-employee members of the Company's Board of Directors (the "Board") the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Company and to thereby have an increased personal interest in its continued success and progress. Such purpose shall be accomplished by providing for the automatic grant of options to acquire the Company's Stock ("Automatic Options").

                  1.1.4 CHARACTER OF OPTIONS. Discretionary Options granted under this Plan to employees of the Company (or Parent or Subsidiary Corporations) that are intended to qualify as "incentive stock options" as defined in Code section 422 ("Incentive Stock Options") will be specified in the applicable stock option agreement. All other Options granted under this Plan will be nonqualified options.

                  1.1.5 RULE 16b-3 PLAN. If the Company becomes subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Plan is thereafter intended to comply with all applicable conditions of Rule 16b-3 (and all subsequent revisions thereof) promulgated under the 1934 Act. To the extent any provision of the Plan or action by a Plan Administrator fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by such Plan Administrator. In addition, the Board may amend the Plan from time to time as it deems necessary in order to meet the requirements of any amendments to Rule 16b-3 without the consent of the stockholders of the Company.

                  1.1.6 DURATION OF PLAN. The term of the Plan is 10 years commencing on the date of adoption of the Plan by the Board as specified in
Section 1.1(a) hereof. No Option or Award shall be granted under the Plan unless granted within 10 years of the adoption of the Plan by the Board, but Options or Awards outstanding on that date shall not be terminated or otherwise affected by virtue of the Plan's expiration.

         1.2      STOCK AND MAXIMUM NUMBER OF SHARES SUBJECT TO PLAN.

                  1.2.1 DESCRIPTION OF STOCK AND MAXIMUM SHARES ALLOCATED. The shares of stock subject to the provisions of the Plan and issuable upon the grant of Stock Awards or upon the exercise of SARs or Options granted under the Plan are shares of the Company's common stock, $.0001 par value per share (the "Stock"), which may be either unissued or treasury shares, as the Board may from time to time determine. The Company may not issue more than 1,000,000 shares of Stock pursuant to the Plan, unless the Plan is amended as provided in Section
1.3 or the maximum number of shares subject to the Plan is adjusted as provided in Section 4.1.

                  1.2.2 CALCULATION OF AVAILABLE SHARES. The number of shares of Stock available under the Plan shall be reduced: (i) by any shares of Stock issued (including any shares of Stock withheld for tax withholding requirements) upon exercise of an Option and (ii) by any shares of Stock issued (including any shares of Stock withheld for tax withholding requirements) upon the grant of a Stock Award or the exercise of a SAR.

                  1.2.3 RESTORATION OF UNPURCHASED SHARES. If an Option or SAR expires or terminates for any reason prior to its exercise in full and before the term of the Plan expires, the shares of Stock subject to, but not issued under, such Option or SAR shall, without further action or by or on behalf of the Company, again be available under the Plan.

         1.3      APPROVAL; AMENDMENTS.

                  1.3.1 APPROVAL BY STOCKHOLDERS. The Plan shall be submitted to the stockholders of the Company for their approval at a regular or special meeting to be held within 12 months after the adoption of the Plan by the Board. Stockholder approval shall be evidenced by the affirmative vote of the holders of a majority of the shares of the Company's Common Stock present in person or by proxy and voting at the meeting. The date such stockholder approval has been obtained shall be referred to herein as the "Effective Date."

                  1.3.2 COMMENCEMENT OF PROGRAMS. The Automatic Grant Program will not be effective until the later of the Effective Date or the Registration Date. The "Registration Date" will be the first date that any equity security of the Company becomes registered under Section 12 of the 1934 Act. The Discretionary Grant Program is effective immediately, but if the Plan is not approved by the stockholders within 12 months after its adoption by the Board, the Plan and all Discretionary Options and Awards made under the Discretionary Grant Program will automatically terminate and be forfeited to the same extent and with the same effect as though the Plan had never been adopted.

                  1.3.3 AMENDMENTS TO PLAN. The Board may, without action on the part of the Company's stockholders, make such amendments to, changes in and additions to the Plan as it may, from time to time, deem necessary or appropriate and in the best interests of the Company; provided, the Board may not, without the consent of the applicable Optionholder, take any action which disqualifies any Discretionary Option previously granted under the Plan for treatment as an Incentive Stock Option or which adversely affects or impairs the rights of the Optionholder of any Discretionary Option outstanding under the Plan, and further provided that, except as provided in Article IV hereof, the Board may not, without the approval of the Company's stockholders, (i) increase the aggregate number of shares of Stock subject to the Plan, (ii) reduce the exercise price at which Discretionary Options may be granted or the exercise price at which any outstanding Discretionary Option may be exercised, (iii) extend the term of the Plan, (iv) change the class of persons eligible to receive Discretionary Options or Awards under the Plan, or (v) materially increase the benefits accruing to participants under the Plan. Notwithstanding the foregoing, Discretionary Options or Awards may be granted under this Plan to purchase shares of Stock in excess of the number of shares then available for issuance under the Plan if (A) an amendment to increase the maximum number of shares issuable under the Plan is adopted by the Board prior to the initial grant of any such Option or Award and within one year thereafter such amendment is approved by the Company's stockholders and (B) each such Discretionary Option or Award granted does not become exercisable or vested, in whole or in part, at any time prior to the obtaining of such stockholder approval.

                                   ARTICLE II
                           DISCRETIONARY GRANT PROGRAM

         2.1      PARTICIPANTS; ADMINISTRATION.

                  2.1.1 ELIGIBILITY AND PARTICIPATION. Discretionary Options and Awards may be granted only to persons ("Eligible Persons") who at the time of grant are (i) key personnel (including officers and directors) of the Company or Parent or Subsidiary Corporations, or (ii) consultants or independent contractors who provide valuable services to the Company or Parent or Subsidiary Corporations; provided that (1) Incentive Stock Options may only be granted to key personnel of the Company (and its Parent or Subsidiary Corporations) who are also employees of the Company (or its Parent or Subsidiary Corporations); and
(2) the maximum number of shares of stock with respect to which Options or SARs may be granted to any employee during the term of the Plan shall not exceed 50 percent of the shares of stock covered by the Plan. A Plan Administrator shall have full authority to determine which Eligible Persons in its administered group are to receive Discretionary Option grants under the Plan, the number of shares to be covered by each such grant, whether or not the granted Discretionary Option is to be an Incentive Stock Option, the time or times at which each such Discretionary Option is to become exercisable, and the maximum term for which the Discretionary Option is to be outstanding. A Plan Administrator shall also have full authority to determine which Eligible Persons in such group are to receive Awards under the Discretionary Grant Program and the conditions relating to such Award.

                  2.1.2 GENERAL ADMINISTRATION. The Eligible Persons under the Discretionary Grant Program shall be divided into two groups and there shall be a separate administrator for each group. One group will be comprised of Eligible Persons that are Affiliates. For purposes of this Plan, the term "Affiliates" shall mean all "officers" (as that term is defined in Rule 16a-1(f) promulgated under the 1934 Act) and directors of the Company and all persons who own ten percent or more of the Company's issued and outstanding equity securities. Initially, the power to administer the Discretionary Grant Program with respect to Eligible Persons that are Affiliates shall be vested with the Board. At any time, however, the Board may vest the power to administer the Discretionary Grant Program with respect to Persons that are Affiliates exclusively with a committee (the "Senior Committee") comprised of two or more Non-Employee Directors which are appointed by the Board. The Senior Committee, in its sole discretion, may require approval of the Board for specific grants of Discretionary Options or Awards under the Discretionary Grant Program. The administration of all Eligible Persons that are not Affiliates ("Non-Affiliates") shall be vested exclusively with the Board. The Board, however, may at any time appoint a committee (the "Employee Committee") of two or more persons who are members of the Board and delegate to such Employee Committee the power to administer the Discretionary Grant Program with respect to the Non-Affiliates. In addition, the Board may establish an additional committee or committees of persons who are members of the Board and delegate to such other committee or committees the power to administer all or a portion of the Discretionary Grant program with respect to all or a portion of the Eligible Persons. Members of the Senior Committee, Employee Committee or any other committee allowed hereunder shall serve for such period of time as the Board may determine and shall be subject to removal by the Board at any time. The Board may at any time terminate all or a portion of the functions of the Senior Committee, the Employee Committee, or any other committee allowed hereunder and reassume all or a portion of powers and authority previously delegated to such committee. The Board in its discretion may also require the members of the Senior Committee, the Employee Committee or any other committee allowed hereunder to be "outside directors" as that term is defined in any applicable regulations promulgated under Code section 162(m).

                  2.1.3 PLAN ADMINISTRATORS. The Board, the Employee Committee, Senior Committee, and/or any other committee allowed hereunder, whichever is applicable, shall be each referred to herein as a "Plan Administrator." Each Plan Administrator shall have the authority and discretion, with respect to its administered group, to select which Eligible Persons shall participate in the Discretionary Grant Program, to grant Discretionary Options or Awards under the Discretionary Grant Program, to establish such rules and regulations as they may deem appropriate with respect to the proper administration of the Discretionary Grant Program and to make such determinations under, and issue such interpretations of, the Discretionary Grant Program and any outstanding Discretionary Option or Award as they may deem necessary or advisable. Unless otherwise required by law or specified by the Board with respect to any committee, decisions among the members of a Plan Administrator shall be by majority vote. Decisions of a Plan Administrator shall be final and binding on all parties who have an interest in the Discretionary Grant Program or any outstanding Discretionary Option or Award.

                  2.1.4 GUIDELINES FOR PARTICIPATION. In designating and selecting Eligible Persons for participation in the Discretionary Grant Program, a Plan Administrator shall consult with and give consideration to the recommendations and criticisms submitted by appropriate managerial and executive officers of the Company. A Plan Administrator also shall take into account the duties and responsibilities of the Eligible Persons, their past, present and potential contributions to the success of the Company and such other factors as a Plan Administrator shall deem relevant in connection with accomplishing the purpose of the Plan.

         2.2      TERMS AND CONDITIONS OF DISCRETIONARY OPTIONS

                  2.2.1 ALLOTMENT OF SHARES. A Plan Administrator shall determine the number of shares of Stock to be optioned from time to time and the number of shares to be optioned to any Eligible Person (the "Optioned Shares"). The grant of a Discretionary Option to a person shall neither entitle such person to, nor disqualify such person from, participation in any other grant of Options or Stock Awards under this Plan or any other stock option plan of the Company.

                  2.2.2 EXERCISE PRICE. Upon the grant of any Discretionary Option, a Plan Administrator shall specify the option price per share. If the Discretionary Option is intended to qualify as an Incentive Stock Option under the Code, the option price per share may not be less than 100 percent of the fair market value per share of the stock on the date the Discretionary Option is granted (110 percent if the Discretionary Option is granted to a stockholder who at the time the Discretionary Option is granted owns or is deemed to own stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or of any Parent or Subsidiary Corporation). The determination of the fair market value of the Stock shall be made in accordance with the valuation provisions of Section 4.5 hereof.

                  2.2.3 INDIVIDUAL STOCK OPTION AGREEMENTS. Discretionary Options granted under the Plan shall be evidenced by option agreements in such form and content as a Plan Administrator from time to time approves, which agreements shall substantially comply with and be subject to the terms of the Plan, including the terms and conditions of this Section 2.2. As determined by a Plan Administrator, each option agreement shall state (i) the total number of shares to which it pertains, (ii) the exercise price for the shares covered by the Option, (iii) the time at which the Options vest and become exercisable and
(iv) the Option's scheduled expiration date. The option agreements may contain such other provisions or conditions as a Plan Administrator deems necessary or appropriate to effectuate the sense and purpose of the Plan, including covenants by the Optionholder not to compete and remedies for the Company in the event of the breach of any such covenant.

                  2.2.4 OPTION PERIOD. No Discretionary Option granted under the Plan that is intended to be an Incentive Stock Option shall be exercisable for a period in excess of 10 years from the date of its grant (five years if the Discretionary Option is granted to a stockholder who at the time the Discretionary Option is granted owns or is deemed to own stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or of any Parent or any Subsidiary Corporation), subject to earlier termination in the event of termination of employment, retirement or death of the Optionholder. A Discretionary Option may be exercised in full or in part at any time or from time to time during the term of the Discretionary Option or provide for its exercise in stated installments at stated times during the Option's term.

                  2.2.5 VESTING; LIMITATIONS. The time at which Optioned Shares vest with respect to an Optionholder shall be in the discretion of that Optionholder's Plan Administrator. Notwithstanding the foregoing, to the extent a Discretionary Option is intended to qualify as an Incentive Stock Option, the aggregate fair market value (determined as of the respective date or dates of grant) of the Stock for which one or more Options granted to any person under this Plan (or any other option plan of the Company or its Parent or Subsidiary Corporations) may for the first time become exercisable as Incentive Stock Options during any one calendar year shall not exceed the sum of $100,000 (referred to herein as the "$100,000 Limitation"). To the extent that any person holds two or more Options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability as an Incentive Stock Option shall be applied on the basis of the order in which such Options are granted.

                  2.2.6 NO FRACTIONAL SHARES. Options shall be exercisable only for whole shares; no fractional shares will be issuable upon exercise of any Discretionary Option granted under the Plan.

                  2.2.7 METHOD OF EXERCISE. To exercise a Discretionary Option, an Optionholder (or in the case of an exercise after an Optionholder's death, such Optionholder's executor, administrator, heir or legatee, as the case may
be) must take the following action:

                        2.2.7.1. execute and deliver to the Company a written notice of exercise signed in writing by the person exercising the Discretionary Option specifying the number of shares of Stock with respect to which the Discretionary Option is being exercised;

                        2.2.7.2. pay the aggregate Option Price in one of the alternate forms as set forth in Section 2.2(h) below; and

                        2.2.7.3. furnish appropriate documentation that the person or persons exercising the Discretionary Option (if other than the Optionholder) has the right to exercise such Option.

As soon as practicable after the Exercise Date, the Company will mail or deliver to or on behalf of the Optionholder (or any other person or persons exercising this Discretionary Option under the Plan) a certificate or certificates representing the Stock acquired upon exercise of the Discretionary Option. In no event may any Discretionary Option be exercised for any fractional shares.

                  2.2.8 PAYMENT OF OPTION PRICE. The aggregate Option Price shall be payable in one of the alternative forms specified below:

                        2.2.8.1. Full payment in cash or check made payable to the Company's order; or

                        2.2.8.2. Full payment in shares of Stock held for the requisite period necessary to avoid a charge to the Company's reported earnings and valued at fair market value on the Exercise Date (as determined in accordance with Section 4.5 hereof); or

                        2.2.8.3. If a cashless exercise program has been implemented by the Board, full payment through a sale and remittance procedure pursuant to which the Optionholder (A) shall provide irrevocable written instructions to a designated brokerage firm to effect the immediate sale of the Optioned Shares to be purchased and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the Optioned Shares to be purchased and (B) shall concurrently provide written directives to the Company to deliver the certificates for the Optioned Shares to be purchased directly to such brokerage firm in order to complete the sale transaction.

                  2.2.9 REPURCHASE RIGHT. The Plan Administrator may, in its sole discretion, set forth other terms and conditions upon which the Company (or its assigns) shall have the right to repurchase shares of Stock acquired by an Optionholder pursuant to a Discretionary Option. Any repurchase right of the Company shall be exercisable by the Company (or its assignees) upon such terms and conditions as the Plan Administrator may specify in the Stock Repurchase Agreement evidencing such right. The Plan Administrator may also in its discretion establish as a term and condition of one or more Discretionary Options granted under the Plan that the Company shall have a right of first refusal with respect to any proposed sale or other disposition by the Optionholder of any shares of Stock issued upon the exercise of such Discretionary Options. Any such right of first refusal shall be exercisable by the Company (or its assigns) in accordance with the terms and conditions set forth in the Stock Repurchase Agreement.

                  2.2.10 TERMINATION OF INCENTIVE STOCK OPTIONS.

                         2.2.10.1 TERMINATION OF SERVICE. If any Optionholder
ceases to be in Service to the Company for a reason other than death, then such Optionholder must, within 90 days after the date of termination of such Service, but in no event after the Incentive Stock Option's stated expiration date, exercise some or all of the Incentive Stock Options that the Optionholder was entitled to exercise on the date the Optionholder's Service terminated; provided, that if the Optionholder is discharged for Cause or commits acts detrimental to the Company's interests after the Service of the Optionholder has been terminated, then the Incentive Stock Option will thereafter be void for all purposes. "Cause" shall mean a termination of Service based upon a finding by the applicable Plan Administrator that the Optionholder: (i) has committed a felony involving dishonesty, fraud, theft or embezzlement; (ii) after written notice from the Company has repeatedly failed or refused, in a material respect, to follow reasonable policies or directives established by the Company; (iii) after written notice from the Company, has willfully and persistently failed to attend to material duties or obligations; (iv) has performed an act or failed to act, which, if he were prosecuted and convicted, would constitute a theft of money or property of the Company; or (v) has misrepresented or concealed a material fact for purposes of securing employment with the Company. If any Optionholder ceases to be in Service to the Company by reason of permanent disability within the meaning of section 22(e)(3) of the Code (as determined by the applicable Plan Administrator), the Optionholder will have 12 months after the date of termination of Service, but in no event after the stated expiration date of the Optionholder's Incentive Stock Options, to exercise Incentive Stock Options that the Optionholder was entitled to exercise on the date the Optionholder's Service terminated as a result of the disability.

                         2.2.10.2. DEATH OF OPTIONHOLDER. If an Optionholder
dies while in the Company's Service, the Optionholder's vested Incentive Stock Options on the date of death will be exercisable within three months after such date or until the stated expiration date of the Optionholder's Incentive Stock Option, whichever occurs first, by the person or persons ("successors") to whom the Optionholder's rights pass under a will or by the laws of descent and distribution. As soon as practicable after receipt by the Company of the notice of exercise and of payment in full of the Option Price as specified in Sections 2.2(g) and (h) hereof, a certificate or certificates representing the Optioned Shares shall be registered in the name or names specified by the successors in the written notice of exercise and shall be delivered to the successors.

                  2.2.11 TERMINATION OF NONQUALIFIED OPTIONS. Any Options which are not Incentive Stock Options and which are outstanding at the time an Optionholder dies while in Service to the Company or otherwise ceases to be in Service to the Company shall remain exercisable for such period of time thereafter as determined by the Plan Administrator at the time of grant and set forth in the documents evidencing such Options; provided, however, that no Option shall be exercisable after the Option's stated expiration date, and provided further, that if the Optionholder is discharged for Cause (as defined in Section 2.2(j)(i) hereof), then the Option will thereafter be void for all purposes.

                  2.2.12 OTHER PLAN PROVISIONS STILL APPLICABLE. If a Discretionary Option is exercised upon the termination of Service or death of an Optionholder under this Section 2.2, the other provisions of the Plan shall still be applicable to such exercise, including the requirement that the Optionholder or its successor may be required to enter into a Stock Repurchase Agreement.

                  2.2.13 DEFINITION OF "SERVICE". For purposes of this Plan, unless it is evidenced otherwise in the option agreement with the Optionholder, the Optionholder shall be deemed to be in "Service" to the Company so long as such individual renders continuous services on a periodic basis to the Company (or to its Parent or Subsidiary Corporations) in the capacity of an employee, director, or an independent consultant or advisor. In the discretion of the applicable Plan Administrator, an Optionholder shall be considered to be rendering continuous services to the Company even if the type of services change, e.g., from employee to independent consultant. The

Optionholder will be considered to be an employee for so long as such individual remains in the employ of the Company or one or more of its Parent or Subsidiary Corporations.

         2.3      TERMS AND CONDITIONS OF STOCK AWARDS

                  2.3.1 ELIGIBILITY. All Eligible Persons shall be eligible to receive Stock Awards. The Plan Administrator of each administered group shall determine the number of shares of Stock to be awarded from time to time to any Eligible Person in such group. Except as provided otherwise in this Plan, the grant of a Stock Award to a person (a "Grantee") shall neither entitle such person to, nor disqualify such person from participation in, any other grant of options or awards by the Company, whether under this Plan or under any other stock option or award plan of the Company.

                  2.3.2 AWARD FOR SERVICES RENDERED. Stock Awards shall be granted in recognition of an Eligible Person's services to the Company. The grantee of any such Stock Award shall not be required to pay any consideration to the Company upon receipt of such Stock Award, except as may be required to satisfy any applicable Delaware corporate law, employment tax and/or income tax withholding requirements.

                  2.3.3 CONDITIONS TO AWARD. All Stock Awards shall be subject to such terms, conditions, restrictions, or limitations as the applicable Plan Administrator deems appropriate, including, by way of illustration but not by way of limitation, restrictions on transferability, requirements of continued employment, individual performance or the financial performance of the Company, or payment by the recipient of any applicable employment or withholding taxes. Such Plan Administrator may modify or accelerate the termination of the restrictions applicable to any Stock Award under the circumstances as it deems appropriate.

                  2.3.4 AWARD AGREEMENTS. A Plan Administrator may require as a condition to a Stock Award that the recipient of such Stock Award enter into an award agreement in such form and content as that Plan Administrator from time to time approves.

         2.4      TERMS AND CONDITIONS OF SARs

                  2.4.1 ELIGIBILITY. All Eligible Persons shall be eligible to receive SARs. The Plan Administrator of each administered group shall determine the SARs to be awarded from time to time to any Eligible Person in such group. The grant of a SAR to a person shall neither entitle such person to, nor disqualify such person from participation in, any other grant of options or awards by the Company, whether under this Plan or under any other stock option or award plan of the Company.

                  2.4.2 AWARD OF SARs. Concurrently with or subsequent to the grant of any Discretionary Option to purchase one or more shares of Stock, the Plan Administrator may award to the Optionholder with respect to each share of Stock underlying the Option, a related SAR permitting the Optionholder to be paid the appreciation on the Stock underlying the Discretionary Option in lieu of exercising the Option. In addition, a Plan Administrator may award to any Eligible Person a SAR permitting the Eligible Person to be paid the appreciation on a designated number of shares of the Stock, whether or not such Shares are actually issued.

                  2.4.3 CONDITIONS TO SAR. All SARs shall be subject to such terms, conditions, restrictions or limitations as the applicable Plan Administrator deems appropriate, including, by way of illustration but not by way of limitation, restrictions on transferability, requirements of continued employment, individual performance, financial performance of the Company, or payment by the recipient of any applicable employment or withholding taxes. Such Plan Administrator may modify or accelerate the termination of the restrictions applicable to any SAR under the circumstances as it deems appropriate.

                  2.4.4 SAR AGREEMENTS. A Plan Administrator may require as a condition to the grant of a SAR that the recipient of such SAR enter into a SAR agreement in such form and content as that Plan Administrator from time to time approves.

                  2.4.5 EXERCISE. An Eligible Person who has been granted a SAR may exercise such SAR subject to the conditions specified by the Plan Administrator in the SAR agreement.

                  2.4.6 AMOUNT OF PAYMENT. The amount of payment to which the grantee of a SAR shall be entitled upon the exercise of each SAR shall be equal to the amount, if any, by which the fair market value of the specified shares of Stock on the exercise date exceeds the fair market value of the specified shares of Stock on the date the Discretionary Option related to the SAR was granted or became effective, or, if the SAR is not related to any Option, on the date the SAR was granted or became effective.

                  2.4.7 FORM OF PAYMENT. The SAR may be paid in either cash or Stock, as determined in the discretion of the applicable Plan Administrator and set forth in the SAR agreement. If the payment is in Stock, the number of shares to be paid to the participant shall be determined by dividing the amount of the payment determined pursuant to Section 2.4(f) by the fair market value of a share of Stock on the exercise date of such SAR. As soon as practical after exercise, the Company shall deliver to the SAR grantee a certificate or certificates for such shares of Stock.

                  2.4.8 TERMINATION OF EMPLOYMENT; DEATH. Section 2.2(j), applicable to Incentive Stock Options, and Section 2.2(k), applicable to nonqualified options, shall apply to SARs.

         2.5      OTHER CASH AWARDS

                  2.5.1 IN GENERAL. The Plan Administrator of each administered group shall have the discretion to make other awards of cash to Eligible Persons in such group ("Cash Awards"). Such Cash Awards may relate to existing Options or to the appreciation in the value of the Stock or other Company securities.

                  2.5.2 CONDITIONS TO AWARD. All Cash Awards shall be subject to such terms, conditions, restrictions or limitations as the applicable Plan Administrator deems appropriate, and such Plan Administrator may require as a condition to such Cash Award that the recipient of such Cash Award enter into an award agreement in such form and content as the Plan Administrator from time to time approves.

                                  ARTICLE III
                             AUTOMATIC GRANT PROGRAM

         3.1 ELIGIBLE DIRECTORS UNDER THE AUTOMATIC GRANT PROGRAM. The Automatic Grant Program shall commence as of the date set forth in Section 1.3(b) hereof. The persons eligible to participate in the Automatic Grant Program shall be limited to Board members who are not employed by the Company, whether or not such persons qualify as Non-Employee Directors as defined herein ("Eligible Directors"). Persons who are eligible under the Automatic Grant Program may also be eligible to receive Discretionary Options or Awards under the Discretionary Grant Program or option grants or direct stock issuances under other plans of the Company.

         3.2      TERMS AND CONDITIONS OF AUTOMATIC OPTION GRANTS.

                  3.2.1 AMOUNT AND DATE OF GRANT. During the term of this Plan, grants of Automatic Options shall be made to each Eligible Director ("Optionholder") as follows:

                              (i) ANNUAL GRANTS. Each year on the Annual Grant
Date an Automatic Option to acquire 2,500 shares of Stock shall be granted to each Eligible Director for so long as there are shares of Stock available under
Section 1.2 hereof. The "Annual Grant Date" shall be the date of the Company's annual stockholders meeting commencing as of the next annual meeting occurring after the Effective Date. Notwithstanding the foregoing, (i) any Eligible Director whose term ended on the Annual Grant Date and who was not re-elected on that date shall not be eligible to receive any Automatic Options on that Annual Grant Date, and (ii) any Eligible Director that was granted an Automatic Option under Section 3.2(a)(ii) hereof within 90 days of an Annual Grant Date shall be ineligible to receive an Automatic Option Grant pursuant to this Section 3.2(a)(i) on such Annual Grant Date.

                              (ii) INITIAL NEW DIRECTOR GRANTS. On the Initial
Grant Date, every new member of the Board who is an Eligible Director and has not previously received an Automatic Option grant under this Section 3.2(a)(ii) shall be granted an Automatic Option to acquire 5,000 shares of Stock as long as there are shares of Stock available under Section 1.2 hereof. The "Initial Grant Date" shall be the date that an Eligible Director is first appointed or elected to the Board. Any Eligible Director that was granted an Automatic Option on the Effective Date pursuant to Section 3.2(a)(iii) shall be ineligible to receive an Automatic Option grant pursuant to this Section 3.2(a)(ii).

                              (iii) INITIAL EXISTING DIRECTOR GRANTS. On the
commencement date of the Automatic Grant Program, each Eligible Director shall be granted an Automatic Option to acquire 5,000 shares of Stock.

                  3.2.2 EXERCISE PRICE. The exercise price per share of Stock (the "Optioned Shares") subject to each Automatic Option grant shall be equal to 100 percent of the fair market value per share of the Stock on the date the Automatic Option was granted as determined in accordance with the valuation provisions of Section 4.5 hereof (the "Option Price").

                  3.2.3 VESTING. Each Automatic Option grant shall become exercisable and vest on the first anniversary of the date of such grant. Each Automatic Option shall only vest and become exercisable if the Optionholder has not ceased being in Service to the Company as of such anniversary date.

                  3.2.4 METHOD OF EXERCISE. In order to exercise an Automatic Option with respect to any vested Optioned Shares, an Optionholder (or in the case of an exercise after an Optionholder's death, such Optionholder's executor, administrator, heir or legatee, as the case may be) must take the following action:

                        3.2.4.1. execute and deliver to the Company a written notice of exercise signed in writing by the person exercising the Automatic Option specifying the number of shares of Stock with respect to which the Automatic Option is being exercised;

                        3.2.4.2. pay the aggregate Option Price in one of the alternate forms as set forth in Section 3.2(e) below; and

                        3.2.4.3. furnish appropriate documentation that the person or persons exercising the Automatic Option (if other than the Optionholder) has the right to exercise such Option.

As soon as practicable after the Exercise Date, the Company shall mail or deliver to or on behalf of the Optionholder (or any other person or persons exercising the Automatic Option in accordance herewith) a certificate or certificates representing the Stock for which the Automatic Option has been exercised in accordance with the provisions of this Plan. In no event may any Automatic Option be exercised for any fractional shares.

                  3.2.5 PAYMENT OF OPTION PRICE. The aggregate Option Price shall be payable in one of the alternative forms specified below:

                        3.2.5.1. full payment in cash or check made payable to the Company's order; or

                        3.2.5.2. full payment in shares of Stock held for the requisite period necessary to avoid a charge to the Company's reported earnings and valued at fair market value on the Exercise Date (as determined in accordance with Section 4.5 hereof); or

                        3.2.5.3. if a cashless exercise program has been implemented by the Board, full payment through a sale and remittance procedure pursuant to which the Optionholder (A) shall provide irrevocable written instructions to a designated brokerage firm to effect the immediate sale of the Optioned Shares to be purchased and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the Optioned Shares to be purchased and (B) shall concurrently provide written directives to the Company to deliver the certificates for the Optioned Shares to be purchased directly to such brokerage firm in order to complete the sale transaction.

                  3.2.6 TERM OF OPTION. Each Automatic Option shall expire on the tenth anniversary of the date on which an Automatic Option grant was made ("Expiration Date"). Except as provided in Article IV hereof, should an Optionholder's Service to the Company cease prior to the Expiration Date for any reason while an Automatic Option remains outstanding and unexercised, then the Automatic Option term shall immediately end and the Automatic Option shall cease to be outstanding in accordance with the following provisions:

                        (i) The Automatic Option shall immediately terminate
                  and cease to be outstanding for any Optioned Shares of Stock which were not vested at the time of the Optionholder's cessation of Service to the Company.

                        (ii) Should an Optionholder cease, for any reason
                  other than death, to be in Service to the Company, then the Optionholder shall have 90 days measured from the date of such cessation of Service to the Company in which to exercise the Automatic Options which vested prior to the time of such cessation of Service to the Company. In no event, however, may any Automatic Option be exercised after the Expiration Date of such Automatic Option.

                        (iii) Should an Optionholder die while in Service to
                  the Company or within 90 days after cessation of Service to the Company, then the personal representative of the Optionholder's estate (or the person or persons to whom the Automatic Option is transferred pursuant to the Optionholder's will or in accordance with the laws of descent and distribution) shall have a 90 day period measured from the date of the Optionholder's cessation of Service in which to exercise the Automatic Options which vested prior to the time of such cessation of Service. In no event, however, may any Automatic Option be exercised after the Expiration Date of such Automatic Option.

                                   ARTICLE IV
                                  MISCELLANEOUS

         4.1 CAPITAL ADJUSTMENTS. The aggregate number of shares of Stock subject to the Plan, the number of shares of Stock covered by outstanding Options and Awards and the price per share stated in such Options and Awards, and the number of Automatic Options to be granted pursuant to the Automatic Grant Program shall be proportionately adjusted for any increase or decrease in the number of outstanding shares of Stock of the Company resulting from a subdivision or consolidation of shares or any other capital adjustment or the payment of a stock dividend or any other increase or decrease in the number of such shares effected without the Company's receipt of consideration therefor in money, services or property.

         4.2 MERGERS, ETC. If the Company is the surviving corporation in any merger or consolidation (not including a Corporate Transaction), any Option or Award granted under the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to the Option or Award would have been entitled prior to the merger or consolidation. Except as provided in Section 4.3 hereof, a dissolution or liquidation of the Company shall cause every Option or Award outstanding hereunder to terminate.

         4.3 CORPORATE TRANSACTION. In the event of stockholder approval of a Corporate Transaction, (a) all unvested Automatic Options shall automatically accelerate and immediately vest so that each outstanding Automatic Option shall, one week prior to the specified effective date for the Corporate Transaction, become fully exercisable for all of the Optioned Shares and (b) the Plan Administrator shall have the discretion and authority, exercisable at any time, to provide for the automatic acceleration of one or more of the outstanding Discretionary Options or Awards granted by it under the Plan. Upon the consummation of the Corporate Transaction, all Options shall, to the extent not previously exercised, terminate and cease to be outstanding.

         4.4      CHANGE IN CONTROL.

                  4.4.1 AUTOMATIC GRANT PROGRAM. In the event of a Change in Control, all unvested Automatic Options shall automatically accelerate and immediately vest so that each outstanding Automatic Option shall, immediately prior to the effective date of such Change in Control, become fully exercisable for all of the Optioned Shares. Thereafter, each Automatic Option shall remain exercisable until the Expiration Date of such Automatic Option.

                  4.4.2 DISCRETIONARY GRANT PROGRAM. In the event of a Change in Control, a Plan Administrator shall have the discretion and authority, exercisable at any time, whether before or after the Change in Control, to provide for the automatic acceleration of one or more outstanding Discretionary Options or Awards granted by it under the Plan upon the occurrence of such Change in Control. A Plan Administrator may also impose limitations upon the automatic acceleration of such Options or Awards to the extent it deems appropriate. Any Options or Awards accelerated upon a Change in Control will remain fully exercisable until the expiration or sooner termination of the Option term.

                  4.4.3 INCENTIVE STOCK OPTION LIMITS. The exercisability of any Discretionary Options which are intended to qualify as Incentive Stock Options and which are accelerated by the Plan Administrator in connection with a pending Corporation Transaction or Change in Control shall, except as otherwise provided in the discretion of the Plan Administrator and the Optionholder, remain subject to the $100,000 Limitation and vest as quickly as possible without violating the $100,000 Limitation.

         4.5 CALCULATION OF FAIR MARKET VALUE OF STOCK. The fair market value of a share of Stock on any relevant date shall be determined in accordance with the following provisions:

                  4.5.1 If the Stock is not at the time listed or admitted to trading on any stock exchange but is traded in the over-the-counter market, the fair market value shall be the mean between the highest bid and lowest asked prices (or, if such information is available, the closing selling price) per share of Stock on the date in question in the over-the-counter market, as such prices are reported by the National Association of Securities Dealers through its Nasdaq system or any successor system. If there are no reported bid and asked prices (or closing selling price) for the Stock on the date in question, then the mean between the highest bid price and lowest asked price (or the closing selling price) on the last preceding date for which such quotations exist shall be determinative of fair market value.

                  4.5.2 If the Stock is at the time listed or admitted to trading on any stock exchange, then the fair market value shall be the closing selling price per share of Stock on the date in question on the stock exchange determined by the Board to be the primary market for the Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no reported sale of Stock on such exchange on the date in question, then the fair market value shall be the closing selling price on the exchange on the last preceding date for which such quotation exists.

                  4.5.3 If the Stock at the time is neither listed nor admitted to trading on any stock exchange nor traded in the over-the-counter market, then the fair market value shall be determined by the Board after taking into account such factors as the Board shall deem appropriate, including one or more independent professional appraisals.

         4.6 USE OF PROCEEDS. The proceeds received by the Company from the sale of Stock pursuant to the exercise of Options or Awards hereunder, if any, shall be used for general corporate purposes.

         4.7 CANCELLATION OF OPTIONS. Each Plan Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected Optionholders, the cancellation of any or all outstanding Discretionary Options granted under the Plan by that Plan Administrator and to grant in substitution therefore new Discretionary Options under the Plan covering the same or different numbers of shares of Stock as long as such new Discretionary Options have an exercise price per share of Stock no less than the minimum exercise price as set forth in Section 2.2(b) hereof on the new grant date.

         4.8 REGULATORY APPROVALS. The implementation of the Plan, the granting of any Option or Award hereunder, and the issuance of Stock upon the exercise of any such Option or Award shall be subject to the procurement by the Company of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the Options or Awards granted under it and the Stock issued pursuant to it.

         4.9 INDEMNIFICATION. In addition to such other rights of indemnification as they may have, the members of a Plan Administrator shall be indemnified and held harmless by the Company, to the extent permitted under applicable law, for, from and against all costs and expenses reasonably incurred by them in connection with any action, legal proceeding to which any member thereof may be a party by reason of any action taken, failure to act under or in connection with the Plan or any rights granted thereunder and against all amounts paid by them in settlement thereof or paid by them in satisfaction of a judgment of any such action, suit or proceeding, except a judgment based upon a finding of bad faith.

         4.10 PLAN NOT EXCLUSIVE. This Plan is not intended to be the exclusive means by which the Company may issue options or warrants to acquire its Stock, stock awards or any other type of award. To the extent permitted by applicable law, any such other option, warrants or awards may be issued by the Company other than pursuant to this Plan without stockholder approval.

         4.11 COMPANY RIGHTS. The grants of Options shall in no way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

         4.12 PRIVILEGE OF STOCK OWNERSHIP. An Optionholder shall not have any of the rights of a stockholder with respect to Optioned Shares until such individual shall have exercised the Option and paid the Option Price for the Optioned Shares. No adjustment will be made for dividends or other rights for which the record date is prior to the date of such exercise and full payment for such Optioned Shares.

         4.13 ASSIGNMENT. The right to acquire Stock or other assets under the Plan may not be assigned, encumbered or otherwise transferred by any Optionholder except as specifically provided herein. Except as may be specifically allowed by a Plan Administrator at the time of grant and set forth in the documents evidencing an Option or Award, no Option or Award granted under the Plan or any of the rights and privileges conferred thereby shall be assignable or transferable by an Optionholder or grantee other than by will or the laws of descent and distribution, and such Option or Award shall be exercisable during the Optionholder's or grantee's lifetime only by the Optionholder or grantee. The provisions of the Plan shall inure to the benefit of, and be binding upon, the Company and its successors or assigns, and the Optionholders, the legal representatives of their respective estates, their respective heirs or legatees and their permitted assignees.

         4.14     SECURITIES RESTRICTIONS

                  4.14.1 LEGEND ON CERTIFICATES. All certificates representing shares of Stock issued under the Plan shall be endorsed with a legend reading as follows:

                  The shares of Common Stock evidenced by this certificate have been issued to the registered owner in reliance upon written representations that these shares have been purchased solely for investment. These shares may not be sold, transferred or assigned unless in the opinion of the Company and its legal counsel such sale, transfer or assignment will not be in violation of the Securities Act of 1933, as amended, and the rules and regulations thereunder.

                  4.14.2 PRIVATE OFFERING FOR INVESTMENT ONLY. The Options and Awards are and shall be made available only to a limited number of present and future key personnel who have knowledge of the Company's financial condition, management and its affairs. The Plan is not intended to provide additional capital for the Company, but to encourage ownership of Stock among the Company's key personnel. By the act of accepting an Option or Award, each grantee agrees
(i) that, any shares of Stock acquired will be solely for investment and not with any intention to resell or redistribute those shares and (ii) such intention will be confirmed by an appropriate certificate at the time the Stock is acquired if requested by the Company. The neglect or failure to execute such a certificate, however, shall not limit or negate the foregoing agreement.

                  4.14.3 REGISTRATION STATEMENT. If a Registration Statement covering the shares of Stock issuable upon exercise of Options granted under the Plan is filed under the Securities Act of 1933, as amended, and is declared effective by the Securities Exchange Commission, the provisions of Sections 4.14(a) and (b) shall terminate during the period of time that such Registration Statement, as periodically amended, remains effective.

         4.15     TAX WITHHOLDING.

                  4.15.1 GENERAL. The Company's obligation to deliver Stock under the Plan shall be subject to the satisfaction of all applicable federal, state and local income tax withholding requirements.

                  4.15.2 SHARES TO PAY FOR WITHHOLDING. The Board may, in its discretion and in accordance with the provisions of this Section 4.15(b) and such supplemental rules as it may from time to time adopt, or provide any or all Optionholders or Grantees with the right to use shares of Stock in satisfaction of all or part of the federal, state and local income tax liabilities incurred by such Optionholders or Grantees in connection with the receipt of Stock ("Taxes"). Such right may be provided to any such Optionholder or Grantee in either or both of the following formats:

                         4.15.2.1. STOCK WITHHOLDING. An Optionholder or Grantee
may be provided with the election, which may be subject to approval by the Plan Administrator, to have the Company withhold, from the Stock otherwise issuable, a portion of those shares of Stock with an aggregate fair market value equal to the percentage of the applicable Taxes (not to exceed 100 percent) designated by the Optionholder or Grantee.

                         4.15.2.2. STOCK DELIVERY. The Board may, in its
discretion, provide the Optionholder or Grantee with the election to deliver to the Company, at the time the Option is exercised or Stock is awarded, one or more shares of Stock previously acquired by such individual (other than pursuant to the transaction triggering the Taxes) with an aggregate fair market value equal to the percentage (not to exceed 100 percent) of the taxes incurred in connection with such Option exercise or Stock Award designated by the Optionholder or Grantee.

         4.16 GOVERNING LAW. The Plan shall be governed by and all questions hereunder shall be determined in accordance with the laws of the State of Arizona.

                                   ARTICLE V
                                   DEFINITIONS

         The following capitalized terms used in this Plan shall have the meaning described below:

         "AFFILIATES" shall mean all "officers" (as that term is defined in Rule 16a-1(f) promulgated under the 1934 Act) and directors of the Company and all persons who own ten percent or more of the Company's issued and outstanding Stock.

         "ANNUAL GRANT DATE" shall mean the date of the Company's annual stockholder meeting.

         "AUTOMATIC GRANT PROGRAM" shall mean that program set forth in Article III of this Agreement pursuant to which Eligible Directors, as defined herein, are automatically granted Options upon certain events.

         "AUTOMATIC OPTION GRANT" shall mean those automatic option grants made on the Annual Grant Date, on the Initial Grant Date, and on the Effective Date.

         "AUTOMATIC OPTIONS" shall mean those Options granted pursuant to the Automatic Grant Program.

         "AWARD" shall mean a Stock Award, SAR or Cash Award under the Discretionary Grant Program.

         "BOARD" shall mean the Board of Directors of the Company.

         "CASH AWARD" shall mean an award to be paid in cash and granted under
Section 2.5 hereunder.

         "CHANGE IN CONTROL" shall mean and include the following transactions or situations:

                  (i) A sale, transfer, or other disposition by the Company through a single transaction or a series of transactions of securities of the Company representing 30 percent or more of the combined voting power of the Company's then outstanding securities to any "Unrelated Person" or "Unrelated Persons" acting in concert with one another. For purposes of this definition, the term "Person" shall mean and include any individual, partnership, joint venture, association, trust corporation, or other entity (including a "group" as referred to in Section 13(d)(3) of the 1934 Act). For purposes of this definition, the term "Unrelated Person" shall mean and include any Person other than the Company, a wholly-owned subsidiary of the Company, or an employee benefit plan of the Company.

                  (ii) A sale, transfer, or other disposition through a single transaction or a series of transactions of all or substantially all of the assets of the Company to an Unrelated Person or Unrelated Persons acting in concert with one another.

                  (iii) A change in the ownership of the Company through a single transaction or a series of transactions such that any Unrelated Person or Unrelated Persons acting in concert with one another become the "Beneficial Owner," directly or indirectly, of securities of the Company representing at least 30 percent of the combined voting power of the Company's then outstanding securities. For purposes of this definition, the term "Beneficial Owner" shall have the same meaning as given to that term in Rule 13d-3 promulgated under the 1934 Act, provided that any pledgee of voting securities shall not be deemed to be the Beneficial Owner thereof prior to its acquisition of voting rights with respect to such securities.

                  (iv) Any consolidation or merger of the Company with or into an Unrelated Person, unless immediately after the consolidation or merger the holders of the common stock of the Company immediately prior to the consolidation or merger are the Beneficial Owners of securities of the surviving corporation representing at least 50 percent of the combined voting power of the surviving corporation's then outstanding securities.

                  (v) During any period of two years, individuals who, at the beginning of such period, constituted the Board of Directors of the Company cease, for any reason, to constitute at least a majority thereof, unless the election or nomination for election of each new director was approved by the vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period.

                  (vi) A change in control of the Company of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the 1934 Act, or any successor regulation of similar import, regardless of whether the Company is subject to such reporting requirement.

         Notwithstanding any provision hereof to the contrary, the filing of a proceeding for the reorganization of the Company under Chapter 11 of the General Bankruptcy Code or any successor or other statute of similar import shall not be deemed to be a Change of Control for purposes of this Plan.

         "CODE" shall mean the Internal Revenue Code of 1986, as amended.

         "COMPANY" shall mean Styling Technology Corporation, a Delaware corporation.

         "CORPORATE TRANSACTION" shall mean (a) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purposes of which is to change the state in which the Company is incorporated; (b) the sale, transfer of or other disposition of all or substantially all of the assets of the Company and complete liquidation or dissolution of the Company, or (c) any reverse merger in which the Company is the surviving entity but in which the securities possessing more than 50 percent of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger.

         "DISCRETIONARY GRANT PROGRAM" shall mean the program described in
Article II of this Plan pursuant to which certain Eligible Persons are granted Options or Awards in the discretion of the Plan Administrator.

         "DISCRETIONARY OPTIONS" shall mean options granted under the Discretionary Grant Program.

         "EFFECTIVE DATE" shall mean the date that the Plan has been approved by the stockholders as required by Section 1.3(a) hereof.

         "ELIGIBLE DIRECTOR" shall mean, with respect to the Automatic Grant Program, those Board members who are not employed by the Company, whether or not such members are Non-Employee Directors as defined herein.

         "ELIGIBLE PERSONS" shall mean (a) with respect to the Discretionary Grant Program, those persons who, at the time that the Discretionary Option or Award is granted, are 5.0.0.1. key personnel (including officers and directors) of the Company or Parent or Subsidiary Corporations or 5.0.0.1. consultants or independent contractors who provide valuable services to the Company or Parent or Subsidiary Corporations, and (b) with respect to the Automatic Grant Program, the Eligible Directors.

         "EMPLOYEE COMMITTEE" shall mean that committee appointed by the Board to administer the Plan with respect to the Non-Affiliates and comprised of two or more persons who are members of the Board.

         "EXERCISE DATE" shall be the date on which written notice of the exercise of an Option is delivered to the Company in accordance with the requirements of the Plan.

         "EXPIRATION DATE" shall be the 10-year anniversary of the date on which an Automatic Option Grant was made.

         "GRANTEE" shall mean an Eligible Person or Eligible Director that has received an Award.

         "INCENTIVE STOCK OPTION" shall mean a Discretionary Option that is intended to qualify as an "incentive stock option" under Code section 422.

         "INITIAL GRANT DATE" shall mean the date that an Eligible Director is first appointed or elected to the Board.

         "NON-AFFILIATES" shall mean all persons who are not Affiliates.

         "NON-EMPLOYEE DIRECTORS" shall mean those Directors who satisfy the definition of "Non-Employee Director" under Rule 16b-3(b)(3)(i) promulgated under the 1934 Act.

         "$100,000 LIMITATION" shall mean the limitation pursuant to which the aggregate fair market value (determined as of the respective date or dates of grant) of the Stock for which one or more Options granted to any person under this Plan (or any other option plan of the Company or any Parent or Subsidiary Corporation) may for the first time be exercisable as Incentive Stock Options during any one calendar year shall not exceed the sum of $100,000.

         "OPTIONHOLDER" shall mean an Eligible Person or Eligible Director to whom Options have been granted.

         "OPTIONED SHARES" shall be those shares of Stock to be optioned from time to time to any Eligible Person or Eligible Director.

         "OPTION PRICE" shall mean (i) with respect to Discretionary Options, the exercise price per share as specified by the Plan Administrator pursuant to
Section 2.2(b) hereof, and (ii) with respect to Automatic Options, the exercise price per share specified by Section 3.2(b) hereof.

         "OPTIONS" shall mean options to acquire Stock granted under the Plan to acquire Stock.

         "PARENT CORPORATION" shall mean any corporation in the unbroken chain of corporations ending with the employer corporation, where, at each link of the chain, the corporation and the link above owns at least 50 percent of the combined total voting power of all classes of the stock in the corporation in the link below.

         "PLAN" shall mean this stock option plan for Styling Technology Corporation.

         "PLAN ADMINISTRATOR" shall mean (a) either the Board, the Senior Committee, or any other committee, whichever is applicable, with respect to the administration of the Discretionary Grant Program as it relates to Affiliates and (b) either the Board, the Employee Committee, or any other committee, whichever is applicable, with respect to the administration of the Discretionary Grant Program as it relates to Non-Affiliates and with respect to the Automatic Grant Program.

         "REGISTRATION DATE" shall have the meaning set forth in Section 1.3(b) hereof.

         "SAR" shall mean stock appreciation rights granted pursuant to Section
2.4 hereof.

         "SENIOR COMMITTEE" shall mean that committee appointed by the Board to administer the Discretionary Grant Program with respect to the Affiliates and comprised of two or more Non-Employee Directors.

         "SERVICE" shall have the meaning set forth in Section 2.2(m) hereof.

         "STOCK" shall mean shares of the Company's common stock, $.0001 par value per share, which may be unissued or treasury shares, as the Board may from time to time determine.

         "STOCK AWARDS" shall mean Stock directly granted under the Discretionary Grant Program.

         "SUBSIDIARY CORPORATION" shall mean any corporation in the unbroken chain of corporations starting with the employer corporation, where, at each link of the chain, the corporation and the link above owns at least 50 percent of the combined voting power of all classes of stock in the corporation below.

         EXECUTED as of the 19th day of April 1999.

                                       STYLING TECHNOLOGY CORPORATION


                                       By:   /s/ Sam L. Leopold
                                             -------------------------------
                                       Name: Sam L. Leopold
                                       Its:  Chairman of the Board and Chief
                                             Executive Officer


ATTESTED BY:

/s/ Michael L. Kaplan
----------------------------
Michael L. Kaplan, Secretary

                         STYLING TECHNOLOGY CORPORATION
                       1999 ANNUAL MEETING OF STOCKHOLDERS

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

   The undersigned stockholder of STYLING TECHNOLOGY CORPORATION, a Delaware corporation (the "Company"), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement of the Company, each dated April 30, 1999, and hereby appoints Sam L. Leopold and Michael L. Kaplan, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 1999 Annual Meeting of Stockholders of the Company, to be held on Monday, June 14, 1999, at 9:00 a.m., local time, at the Company's corporate headquarters at 7400 East Tierra Buena Lane, Scottsdale, Arizona 85260, and at any adjournment or adjournments thereof, and to vote all shares of the Company's Common Stock that the undersigned would be entitled to vote if then and there personally present, on the matters set forth below:


          (Continued, and to be signed and dated, on the reverse side.)


                                                                SEE REVERSE SIDE

/x/  VOTES MUST BE INDICATED (X) IN BLACK OR BLUE INK.

                              FOR all nominees                       WITHHOLD AUTHORITY
                            listed below(except                   to vote for all nominees
1.  ELECTION OF                as indicated)                           listed below.
    Directors                      / /                                       / /

If you wish to withhold authority to vote for any individual nominee, strike a line through that nominee's name below:

                        James A. Brooks, Sylvan Schefler


2. PROPOSAL TO AMEND THE COMPANY'S 1996 STOCK OPTION PLAN

                    FOR          AGAINST         ABSTAIN
                    / /            / /             / /

3. PROPOSAL TO RATIFY THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY.

                    FOR          AGAINST         ABSTAIN
                    / /            / /             / /


And upon such matters which may properly come before the meeting or any adjournment or adjournments thereof.

   THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF DIRECTORS; FOR THE APPROVAL OF THE AMENDMENT TO THE 1996 STOCK OPTION PLAN; FOR THE RATIFICATION OF THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY; AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING.

   A majority of such proxies or substitutes as shall be present and shall act at said meeting or any adjournment or adjournments thereof (or if only one shall be present and act, then that one) shall have and may exercise all of the powers of said proxies hereunder.

SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED
ENVELOPE.

Signature(s)                                          Dated             , 1999
            -----------------------------                   ------------

(This Proxy should be dated, signed by the stockholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both stockholders should sign.)